EXECUTION VERSION 154924961 AMENDMENT NO. 1 TO CREDIT AGREEMENT THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of February 8, 2022 (this “Amendment”), is among LITHIA MOTORS, INC., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company party to the Credit Agreement as Borrowers (each, a “Borrower” and together with the Company, the “Borrowers”), each of the Subsidiary Guarantors (as defined in the Credit Agreement) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders (as defined below) party hereto. RECITALS: A. The Borrowers, the lenders party thereto (collectively, the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of July 14, 2020 (prior to giving effect to this Amendment, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. B. The Company has notified the Administrative Agent that it desires to amend the Existing Credit Agreement as set forth herein. C. Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto have agreed to so amend the Existing Credit Agreement. In furtherance of the foregoing, the parties agree as follows: Section 1. AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein: (a) The body of the Existing Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: stricken text), (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (iii) move the green double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the Credit Agreement attached hereto as Annex A. (b) Exhibit F attached to the Existing Credit Agreement is hereby amended to reflect all amendments to the financial covenants and related definitions contemplated by the Credit Agreement. A conformed copy of Exhibit F reflecting such amendments has been provided to the Company. The amendments to the Existing Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Existing Credit Agreement or any other Loan Document are intended to be affected hereby. Section 2. CONDITIONS PRECEDENT. The parties hereto agree that the amendments set forth in Section 1 above shall be effective as of the date first written above upon the satisfaction of each of the following conditions precedent: (a) Documentation. The Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Borrowers, the Subsidiary Guarantors, the Administrative Agent and Lenders constituting Required Lenders.

2 154924961 (b) Fees and Expenses. The Borrowers shall have paid or made arrangements to pay contemporaneously with the effectiveness of this Amendment all fees and expenses required to be paid in connection herewith (including all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent)). For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed effective date hereof specifying its objection thereto. Section 3. REPRESENTATIONS AND WARRANTIES. (a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows: (i) All representations and warranties of each Credit Party that are contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof with the same effect as if made on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which such representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date). (ii) Since December 31, 2020, no event or circumstance has occurred which has had or which could reasonably be expected to have, a Material Adverse Effect. (iii) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment. (b) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers and the Subsidiary Guarantors represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3 154924961 Section 4. MISCELLANEOUS. (a) Ratification and Confirmation of Loan Documents. Each of the Borrowers and the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendment(s) and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, the continuation of its payment and performance obligations under the Loan Documents to which it is a party and the continuation of the liens granted under the Security Documents to which it is a party to secure the Obligations), in each case upon and after the effectiveness of the amendment(s) and the other agreements contemplated hereby. (b) Fees and Expenses. The Borrowers shall pay, promptly after demand therefor, all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent. (c) Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.5 and 10.6 of the Credit Agreement. (d) Counterparts; Integration; Effectiveness; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing and in accordance with Section 10.2 of the Credit Agreement. This Amendment is a Loan Document. (f) Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). (g) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.9 of the Credit Agreement). [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

AMENDMENT NO. 1 TO CREDIT AGREEMENT Signature Page 154924961 MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender By: _________________________________________ Name: Title:

154924961 ANNEX A Credit Agreement See attached.

EXECUTION VERSIONANNEX A Published CUSIP Number: 53679YAA2 Revolving Credit CUSIP Number: 53679YAB0 CREDIT AGREEMENT dated as of July 14, 2020, by and among LITHIA MOTORS, INC., as the Company, the Borrowers referred to herein, as Borrowers, the Lenders referred to herein, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and TOYOTA MOTOR CREDIT CORPORATION and TRUIST BANK, as Co-Documentation Agents WELLS FARGO SECURITIES, LLC, and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners 130357028154776592

TABLE OF CONTENTS Page ARTICLE I Definitions 1 SECTION 1.1 Definitions 1 SECTION 1.2 Other Definitions and Provisions 28 SECTION 1.3 Accounting Terms 28 SECTION 1.4 UCC Terms 29 SECTION 1.5 Rounding 29 SECTION 1.6 References to Agreement and Laws 29 SECTION 1.7 Times of Day 29 SECTION 1.8 Rates 29 SECTION 1.9 Divisions 29 ARTICLE II Revolving Credit Facility 30 SECTION 2.1 Loans 30 SECTION 2.2 [Reserved.] 30 SECTION 2.3 Procedure for Advances of Loans 30 SECTION 2.4 Repayment and Prepayment of Loans 31 SECTION 2.5 Permanent Reduction of the Commitment 31 SECTION 2.6 Casualty, Condemnation and Release and Substitution of Mortgaged Properties 32 SECTION 2.7 Borrowers 37 SECTION 2.8 Termination of Credit Facility 39 ARTICLE III General Loan Provisions 39 SECTION 3.1 Interest 39 SECTION 3.2 Notice and Manner of Conversion of Loans 39 SECTION 3.3 Fees 40 SECTION 3.4 Manner of Payment 40 SECTION 3.5 Evidence of Indebtedness 41 SECTION 3.6 Sharing of Payments by Lenders 41 SECTION 3.7 Administrative Agent’s Clawback 41 SECTION 3.8 Changed Circumstances 42 SECTION 3.9 Indemnity 44 SECTION 3.10 Increased Costs 44 SECTION 3.11 Taxes 45 SECTION 3.12 Mitigation Obligations; Replacement of Lenders 49 i 130357028 154776592

TABLE OF CONTENTS (continued) Page SECTION 3.13 Defaulting Lenders 50 ARTICLE IV Conditions of Closing and Borrowing 51 SECTION 4.1 Conditions to Closing and Initial Loans 51 SECTION 4.2 Conditions to All Loans 53 ARTICLE V Representations and Warranties of the Credit Parties 54 SECTION 5.1 Existence and Standing 54 SECTION 5.2 Authorization and Validity 54 SECTION 5.3 Conflict; Government Consent 54 SECTION 5.4 Financial Statements 54 SECTION 5.5 Material Adverse Effect 55 SECTION 5.6 Taxes 55 SECTION 5.7 Litigation 55 SECTION 5.8 Subsidiaries and Affiliates 55 SECTION 5.9 ERISA 55 SECTION 5.10 Accuracy of Information 55 SECTION 5.11 Regulation U 56 SECTION 5.12 Material Agreements 56 SECTION 5.13 Compliance with Laws 56 SECTION 5.14 Ownership of Properties 56 SECTION 5.15 Plan Assets; Prohibited Transactions 56 SECTION 5.16 Trademarks; Patents, Etc 56 SECTION 5.17 Burdensome Restrictions 57 SECTION 5.18 Force Majeure[Reserved.] 57 SECTION 5.19 Investment Company Act, Etc 57 SECTION 5.20 Solvency 57 SECTION 5.21 Franchise Agreements; Material Business Relationships 57 SECTION 5.22 Security Interests 57 SECTION 5.23 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions 57 SECTION 5.24 Affected Financial Institution 58 SECTION 5.25 Mortgaged Properties 58 SECTION 5.26 Labor Matters 60 SECTION 5.27 Insurance 60 ii 130357028 154776592

TABLE OF CONTENTS (continued) Page SECTION 5.28 Absence of Defaults 60 ARTICLE VI Affirmative Covenants 61 SECTION 6.1 Financial Information 61 SECTION 6.2 Maintenance of Existence and Permits 63 SECTION 6.3 ERISA 63 SECTION 6.4 Inspection 64 SECTION 6.5 [Reserved.] 64 SECTION 6.6 Books and Records 64 SECTION 6.7 Maintenance of Properties 64 SECTION 6.8 Taxes and Other Obligations 64 SECTION 6.9 Insurance 64 SECTION 6.10 Compliance with Laws; Performance Under Agreements 65 SECTION 6.11 Agreements with Sellers 66 SECTION 6.12 [Reserved.] 66 SECTION 6.13 Management[Reserved.] 66 SECTION 6.14 Additional Borrowers and Subsidiary Guarantors 66 SECTION 6.15 Notification 67 SECTION 6.16 Further Assurances 68 SECTION 6.17 Use of Proceeds 68 SECTION 6.18 Compliance with Beneficial Ownership Regulation 68 SECTION 6.19 Mortgaged Properties 69 SECTION 6.20 Post-Closing Action 70 ARTICLE VII Negative Covenants 70 SECTION 7.1 Mergers, Etc 70 SECTION 7.2 Guaranties, Etc[Reserved.] 71 SECTION 7.3 Liens 71 SECTION 7.4 Restricted Payments 72 SECTION 7.5 [Reserved.] 73 SECTION 7.6 Loans and Investments 73 SECTION 7.7 Transactions with Affiliates 73 SECTION 7.8 Type of Business 74 SECTION 7.9 Structure 74 iii 130357028 154776592

TABLE OF CONTENTS (continued) Page SECTION 7.10 Indebtedness 74 SECTION 7.11 Margin Stock; Speculation 75 SECTION 7.12 Restrictive Agreements 75 SECTION 7.13 Acquisitions 75 SECTION 7.14 Accounting Changes; Fiscal Year 75 SECTION 7.15 [Reserved.] 75 SECTION 7.16 Financial Covenants 76 SECTION 7.17 Mortgaged Properties 76 ARTICLE VIII Default and Remedies 77 SECTION 8.1 Events of Default 77 SECTION 8.2 Remedies 79 SECTION 8.3 Rights and Remedies Cumulative; Non-Waiver; etc 79 SECTION 8.4 Crediting of Payments and Proceeds 80 SECTION 8.5 Administrative Agent May File Proofs of Claim 80 SECTION 8.6 Credit Bidding 81 ARTICLE IX The Administrative Agent 81 SECTION 9.1 Appointment and Authority 81 SECTION 9.2 Rights as a Lender 82 SECTION 9.3 Exculpatory Provisions 82 SECTION 9.4 Reliance by the Administrative Agent 83 SECTION 9.5 Delegation of Duties 83 SECTION 9.6 Resignation of Administrative Agent 83 SECTION 9.7 Non-Reliance on Administrative Agent and Other Lenders 84 SECTION 9.8 No Other Duties, Etc 84 SECTION 9.9 Collateral and Guaranty Matters 85 ARTICLE X Miscellaneous 85 SECTION 10.1 Notices 85 SECTION 10.2 Amendments, Waivers and Consents 88 SECTION 10.3 Expenses; Indemnity 89 SECTION 10.4 Right of Setoff 91 SECTION 10.5 Governing Law; Jurisdiction, Etc 91 SECTION 10.6 Waiver of Jury Trial 92 iv 130357028 154776592

TABLE OF CONTENTS (continued) Page SECTION 10.7 Reversal of Payments 92 SECTION 10.8 Injunctive Relief 93 SECTION 10.9 Successors and Assigns; Participations 93 SECTION 10.10 Treatment of Certain Information; Confidentiality 96 SECTION 10.11 Performance of Duties 97 SECTION 10.12 All Powers Coupled with Interest 97 SECTION 10.13 Survival 98 SECTION 10.14 Titles and Captions 98 SECTION 10.15 Severability of Provisions 98 SECTION 10.16 Counterparts; Integration; Effectiveness; Electronic Execution 98 SECTION 10.17 Term of Agreement 99 SECTION 10.18 USA PATRIOT Act; Anti-Money Laundering Laws 99 SECTION 10.19 Independent Effect of Covenants 99 SECTION 10.20 No Advisory or Fiduciary Responsibility 99 SECTION 10.21 Inconsistencies with Other Documents 100 SECTION 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 100 SECTION 10.23 Certain ERISA Matters 100 SECTION 10.24 Flood Insurance Matters 101 SECTION 10.25 Acknowledgement Regarding Any Supported QFCs 102 v 130357028 154776592

<u>EXHIBITS</u>

| | | |
|---|---|---|
| Exhibit A | - | Form of Note |
| Exhibit B | - | Form of Notice of Borrowing |
| Exhibit C | - | Form of Notice of Account Designation |
| Exhibit D | - | Form of Notice of Prepayment |
| Exhibit E | - | Form of Notice of Conversion |
| Exhibit F | - | Form of Compliance Certificate |
| Exhibit G | - | Form of Assignment and Assumption |
| Exhibit H-1 | - | Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) |
| Exhibit H-2 | - | Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) |
| Exhibit H-3 | - | Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) |
| Exhibit H-4 | - | Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) |
| Exhibit I | - | Form of Borrower Joinder Agreement |

<u>SCHEDULES</u>

| | | |
|---|---|---|
| Schedule 1.1(a) | - | Dealership and Adjacent Properties, Applicable Allocable Values and Applicable Allocable Value Percentages |
| Schedule 1.1(b) | - | Commitments and Commitment Percentages |
| Schedule 5.8 | - | Subsidiaries and Affiliates |
| Schedule 5.21 | - | Franchise Agreements |
| Schedule 5.25(a) | - | Mortgaged Properties |
| Schedule 5.25(b) | - | Leases |
| Schedule 5.26 | - | Existing Labor Matters |
| Schedule 7.3 | - | Existing Liens |
| Schedule 7.6 | - | Existing Investments |
| Schedule 7.10 | - | Existing Indebtedness |

vi

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<u>154776592</u>

This CREDIT AGREEMENT, dated as of July 14, 2020, by and among LITHIA MOTORS, INC., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company from time to time party to this Agreement as Borrowers (the “Borrowers”), each of the lenders from time to time party to this Agreement (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to extend, certain credit facilities to the Borrowers. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Acquisition” has the meaning assigned thereto in Section 7.13. “Adjacent (Improved) Property” means any Adjacent Property on which there are Improvements that are used in the operation of a Dealership at the time a Mortgage covering such Adjacent Property is executed. Each Adjacent (Improved) Property that is a Mortgaged Property on the Closing Date is listed on Schedule 1.1(a). “Adjacent Property” means any real estate located in the United States which is owned in fee simple by a Borrower (which must be a Wholly-Owned Domestic Subsidiary) and which is adjacent to a Dealership Property; provided that Adjacent Property shall only be permitted to become Mortgaged Property hereunder to the extent the Dealership Property to which it is adjacent is also Mortgaged Property. “Adjacent (Unimproved) Property” means any Adjacent Property that is not Adjacent (Improved) Property. Each Adjacent (Unimproved) Property that is a Mortgaged Property on the Closing Date is listed on Schedule 1.1(a). “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 9.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 10.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. 130357028

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning assigned thereto in Section 10.1(e). “Agreement” means this Credit Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and the U.K. Bribery Act 2010 and the rules and regulations thereunderany other anti-corruption law applicable to the Company, any Borrower and their Subsidiaries. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Advance Rate” means (a) in the case of any Dealership Property, 75%, (b) in the case of any Adjacent (Improved) Property, 60% and (c) in the case of any Adjacent (Unimproved) Property, 50%; provided that, to the extent any portion of any Dealership Property or Adjacent (Improved) Property is identified as “excess land” (or any similar designation) in the FIRREA compliant appraisal accepted by the Administrative Agent in connection herewith and provided a separate appraised value therein, the Administrative Agent may, in its sole discretion, elect to apply an Applicable Advance Rate with respect to such portion of 50% or such lower percentage as is consistent with the Administrative Agent’s standard practices. “Applicable Allocable Value” means, with respect to any Dealership Property or Adjacent Property that is a Mortgaged Property, at any time, the Applicable Allocable Value Percentage of such Dealership Property or Adjacent Property multiplied by the aggregate Commitments. “Applicable Allocable Value Percentage” means, with respect to any Dealership Property or Adjacent Property that is a Mortgaged Property, at any time, the percentage of the total Applicable Margined Values of all the Mortgaged Properties represented by such Dealership Property’s or Adjacent Property’s Applicable Margined Value. The Applicable Allocable Value Percentage of each Dealership Property or Adjacent Property that is a Mortgaged Property on the Closing Date is set forth opposite such Dealership Property or Adjacent Property on Schedule 1.1(a) (as such schedule may be amended pursuant to Section 2.6(c)). “Applicable Appraised Value” means, with respect to any Dealership Property or Adjacent Property that is a Mortgaged Property at any time, the appraised value reflected in the FIRREA compliant appraisal accepted by the Administrative Agent in connection herewith and at the time it became a Mortgaged Property, as such appraised value may have been adjusted at such time in accordance with the Administrative Agent’s standard practices; provided that, unless otherwise agreed to by the Administrative Agent or expressly required by Applicable Law, the Applicable Appraised Value shall be determined only at the time the applicable Mortgaged Property becomes subject to a Mortgage. “Applicable Interest Margin” means the corresponding percentages per annum as set forth below based on the Leverage Ratio: 2 130357028 154776592

3 130357028 154776592 Pricing Level Base Rate + II Greater than 3.50 to 1.00, but less than or equal to 4.50 to 1.00 0.30% Leverage Ratio 2.25% I 1.25% Less than or equal to 3.50 to 1.00 III Commitment Fee Greater than 4.50 to 1.00 0.25% 0.40% 2.50% 2.00% 1.50% LIBOR Rate + The Applicable Interest Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Company provides a Compliance Certificate pursuant to Section 6.1(e) for the most recently completed fiscal quarter of the Company (each such date, a “Calculation Date”); provided that (a) the Applicable Interest Margin shall be based on Pricing Level I until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Company preceding the applicable Calculation Date, and (b) if the Company fails to provide a Compliance Certificate when due as required by Section 6.1(e) for the most recently completed fiscal quarter of the Company preceding the applicable Calculation Date (including as a result of a failure to deliver the required related financial statements), the Applicable Interest Margin from the date on which such Compliance Certificate was required to have been delivered shall be based on Pricing Level III until such time as such Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Loans then existing or subsequently made. Notwithstanding the foregoing, in the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1(a), (b) or (e) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Loan is outstanding when such inaccuracy is discovered or such financial statement or Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Interest Margin for any period (an “Applicable Period”) than the Applicable Interest Margin applied for such Applicable Period, then (A) the Company shall promptly (and in any case within five (5) Business Days) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Interest Margin for such Applicable Period shall be determined as if the Leverage Ratio in the corrected Compliance Certificate were applicable for such Applicable Period, and (C) the Borrowers shall promptly (and in any case within five (5) Business Days) and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Interest Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 3.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 3.1(b) and 8.2 nor any of their other rights under this Agreement or any other Loan Document. Each of the Company’s and the Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. 1.00%

“Applicable Margined Value” means, with respect to any Dealership Property or Adjacent Property that is a Mortgaged Property, at any time, the Applicable Appraised Value of such Dealership Property or Adjacent Property multiplied by the Applicable Advance Rate with respect to such Dealership Property or Adjacent Property; provided that, notwithstanding the foregoing or any other provision of this Agreement to the contrary, at no time shall the contribution to the amount of the Commitment from the Applicable Margined Values of all Adjacent Properties be more than an amount equal to the lesser of (A) $20,000,000 and (B) an amount equal to 10% of the Commitment then in effect, and the Administrative Agent may in its discretion adjust the Applicable Margined Value of one or more Adjacent Properties as necessary so as not to exceed that contribution amount. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means, collectively, Wells Fargo Securities, LLC and U.S. Bank National Association, each in its capacity as a lead arranger and a bookrunner. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. “Award” has the meaning assigned thereto in Section 2.6(b)(i). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) LIBOR plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or LIBOR (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable). “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 3.1(a). 4 130357028 154776592

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for Dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than 0.75%, the Benchmark Replacement will be deemed to be 0.75% for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; and (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR: (a) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; 5 130357028 154776592

(b) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or (c) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Company, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 3.8(c) and (b) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 3.8(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower Joinder Agreement” means any Borrower Joinder Agreement, substantially in the form thereof attached as Exhibit I, executed and delivered by a Subsidiary to the Administrative Agent. “Borrower Materials” has the meaning assigned thereto in Section 6.1. “Borrowers” has the meaning assigned thereto in the introductory paragraph of this Agreement. “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day (other than a Saturday, Sunday or legal holiday) on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a London Banking Day. 6 130357028 154776592

“Calculation Date” has the meaning assigned thereto in the definition of Applicable Interest Margin. “Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP. “Cash Equivalent Investments” means (a) short-term obligations of, or fully guaranteed by, the United States, (b) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (c) demand deposit accounts maintained in the ordinary course of business, (d) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $500,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, (e) shares of money market mutual funds that are rated at least “AAAm” or “AAAG” by S&P or “P-1” or better by Moody’s, and (f) other cash equivalent investments approved in writing by the Administrative Agent. “Casualty” has the meaning assigned thereto in Section 2.6(a)(i). “Change in Control” means: (a) the acquisition by any Person, or two or more Persons acting in concert, in either case other than the Principal (whether directly or indirectly through Lithia Holding Company, L.L.C.), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 35% or more of the outstanding shares of voting stock of the Company on a fully diluted basis; (b) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed or approved by directors so nominated; (c) the Company consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding capital stock of the Company is reclassified or changed into or exchanged for (i) cash or Cash Equivalent Investments or (ii) securities, and the holders of the capital stock in the Company immediately prior to such transaction do not, as a result of such transaction, own, directly or indirectly, more than 51% of the combined voting power of the Company’s capital stock or the capital stock of its successor entity in such transaction; or (d) a “change of control” or “change of ownership” (or any term substantially equivalent to any of the foregoing phrases in this clause (d)) occurs, in each case, as such term or phrase is defined in any indenture or other agreement evidencing or relating to any Indebtedness having an outstanding principal amount in excess of $20,000,000debt securities of the Company or any Subsidiary thereof (other than a Canadian Subsidiary or an Excluded Subsidiary, each as defined in the Company Revolving Credit Agreement) issued in a transaction registered with the SEC or issued to qualified institutional buyers for resale pursuant to Rule 144A of the Securities Act. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in 7 130357028 154776592 implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means the collateral security for the Obligations pledged or granted pursuant to the Security Documents. “Commitment Fee” has the meaning assigned thereto in Section 3.3(a). “Commitment Percentage” means, with respect to any Lender at any time, the percentage of the total Commitments of all the Lenders represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Commitment Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. The Commitment Percentage of each Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(b). “Commitments” means (a) as to any Lender, the obligation of such Lender to make Loans to the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof, and (b) as to all Lenders, the aggregate commitment of all Lenders to make Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Commitments of all the Lenders on the Closing Date shall be $254,700,000. The Commitment of each Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(b). “Company” has the meaning assigned thereto in the introductory paragraph of this Agreement. “Company Guaranty Agreement” means the Company Guaranty Agreement dated as of the date hereof, made by the Company in favor of the Administrative Agent for the benefit of the Secured Parties. “Company Revolving Credit Agreement” means that certain ThirdFourth Amended and Restated Loan Agreement dated as of December 9April 29, 20192021 by and among the Company, certain Subsidiaries of the Company from time to time party thereto, the lenders party thereto and U.S. Bank National Association, as certified to be true and correct by a Responsible Officer of the Company as of the Closing Date pursuant to Section 4.1(b)amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement dated as of February 7, 2022 and, for purposes of this Agreement or any other Loan Document, without giving effect to any other amendment, supplement, modification, extension or waiver thereof unless consented to in writing by the Administrative Agent and the Required Lenders (it being acknowledged and agreed by all parties hereto that if the Company Revolving Credit Agreement is terminated during the term of this Agreement, the terms thereof incorporated in this Agreement and the other Loan Documents shall continue to be effective in this Agreement and the other Loan Documents to the same extent as immediately prior to such termination (without giving effect to any amendment, supplement, modification, extension or waiver thereof unless consented to in writing by the Administrative Agent and the Required Lenders)). 8 130357028 154776592

“Company Revolving Credit Facility” means, as of any date of determination, the aggregate principal amount of the revolving credit facility established pursuant to the Company Revolving Credit Agreement or any subsequent revolving credit facility that replaces, refinances, renews, extends or is issued in exchange for the revolving credit facility established pursuant to the Company Revolving Credit Agreement or any such subsequent revolving credit facility. “Compliance Certificate” means a certificate of the chief financial officer of the Company or another Responsible Officer of the Company acceptable to the Administrative Agent substantially in the form attached as Exhibit F. “Condemnation” means a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of a Mortgaged Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting a Mortgaged Property or any part thereof. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contingent Obligation” means any guarantee of Indebtedness or any other obligation of any other Person or any agreement to maintain the net worth, working capital or other financial condition of any other Person in respect of such other Person’s Indebtedness, whether direct, indirect or contingent, including, without limitation, any purchase or repurchase agreement, comfort letter, or keep-well, take-or-pay, through-put or other arrangement of whatever nature having the effect of assuring or holding harmless any Person against loss with respect to any obligationIndebtedness of such other Person; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by the Person subject to such obligation. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For purposes of determining whether a Minority Dealer is a Minority Dealer Affiliate or a Minority Dealer Subsidiary, “Control” shall be established in accordance with the definition of Control in the Company Revolving Credit Agreement. “Credit Facility” means the revolving credit facility established pursuant to Article II. “Credit Parties” means, collectively, the Borrowers and the Guarantors. “Current Assets” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the total assets that may properly be classified as current assets in accordance with GAAP, but excluding all loans to and notes and receivables from officers, employees, directors, owners and affiliates of the Company or any of its Subsidiaries. “Current Liabilities” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the total liabilities that may properly be classified as current liabilities in accordance with GAAP. 9 130357028 154776592

“Current Ratio” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the ratio of (a) Current Assets as of such date, plus the unused portion of the Company Revolving Credit Facility (taking into account any applicable borrowing base and reserve limitations) as of such date, plus the aggregate amount of borrowing availability under any revolving credit facilities (taking into account any applicable borrowing base and reserve limitations) provided to Silo Subsidiaries and permitted under Section 13.10(o) of the Company Revolving Credit Agreement as of such date, to (b) Current Liabilities as of such date. As used herein, “Silo Subsidiary” has the meaning assigned thereto in the Company Revolving Credit Agreement. “Dealership” means any Subsidiary of the Company whose primary business is the retail sales or retail sale and lease of new and/or used automobiles and, trucks and/or motorcycles in the United States or in Canada. “Dealership Property” means any real estate (including the Improvements thereon) located in the United States which is owned in fee simple by a Borrower (which must be a Wholly-Owned Domestic Subsidiary) and at which a Subsidiary Guarantor (which must be a Wholly-Owned Domestic Subsidiary) owns and operates an original equipment manufacturer (OEM) franchised Dealership. Each Dealership Property that is a Mortgaged Property on the Closing Date is listed on Schedule 1.1(a). “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 8.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 3.13(b), any Lender that (a) has failed to (i) fund all or any portion of the Loans required to be funded by it hereunder within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Company or the Administrative Agent, in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not 10 130357028 154776592 result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.13(b)) upon delivery of written notice of such determination to the Company and each Lender. “DFC” means Driveway Finance Corporation, an Oregon corporation. “DFC Subsidiary” has the meaning assigned thereto in the Company Revolving Credit Agreement. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interests of such Person that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations ((other than contingent indemnification obligations not then due) and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations ((other than contingent indemnification obligations not then due) and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into, or exchangeable for, Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is 91 days after the latest scheduled maturity date of the Loans and Commitments; provided that if such Equity Interests are issued pursuant to a plan for the benefit of Company or its Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Company) that the Required Lenders have determined that Dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.8(c) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (b) (i) thea joint election by the Administrative Agent or (ii)and the election by the Required LendersCompany to declare thattrigger an Early Opt-in Election has occurred and the provision, as 11 130357028 154776592 applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “EBITDAR” means, for any period, for the Company and its Subsidiaries on a consolidated basis, (a) net income (or loss) of the Company and its Subsidiaries for such period (adjusted as set forth in the immediately following sentence), plus (b) without duplication, the amounts which, in determining such net income or loss, have been deducted for (i) interest expense, (ii) income tax expense, (iii) depreciation, amortization, goodwill impairment charges, stock-based compensation charges and other non-cash charges approved by the Required Lenders (less non-cash gains) and (iv) rental or lease expense, minus (c) non-cash gains included in determining such net income or loss. For purposes of the foregoing clause (a), net income or loss (A) shall exclude (1) extraordinary gains or losses, and (2) Excluded Items, and (B) shall include net income or loss from discontinued operations. As used herein, “Excluded Items” means gain or loss from (a) the sale, sale and leaseback or financing of real estate, or (b) the sale of all or substantially all of the Equity Interests or assets of (i) a Dealership or other Subsidiary, (ii) a Dealership location, or (iii) any business unit or franchise of a Dealership or other Subsidiary or a Dealership location. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.9(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.9(b)(iii)). “Engagement Letter” means the engagement letter agreement dated April 22, 2020 among the Company, Wells Fargo and the Arranger. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to public health or the environment. 12 130357028 154776592

“Environmental Indemnity Agreement” means the Environmental Indemnity Agreement dated as of the Closing Date by the Credit Parties in favor of the Administrative Agent for the benefit of the Secured Parties. “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) Hazardous Substances, (b) the protection of the environment, (c) personal injury or property damage relating to the release or discharge of Hazardous Substances, (d) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (e) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, all as now existing or hereafter amended or adopted. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, as applied to a Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of any Credit Party or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by any Credit Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Credit Party or any ERISA Affiliate of any notice, concerning the imposition upon any Credit Party or any of its ERISA Affiliates of withdrawal liability under Section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB for determining the maximum reserve requirement (including any basic, 13 130357028 154776592 supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City. “Event of Default” means any of the events specified in Section 8.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934 (15 U.S.C. § 77 et seq.). “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 3.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.11(g) and (d) any United States federal withholding Taxes imposed under FATCA. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to an intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with implementation of the foregoing. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fiscal Year” means the fiscal year of the Company and its Subsidiaries, the last day of which is December 31. 14 130357028 154776592

“Fixed Charge Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Measurement Period ending on such date of (a) (i) EBITDAR for such Measurement Period, minus (ii) dividends and other distributions in respect of Equity Interests of the Company or any Subsidiary (except to the extent such dividends or other distributions are paid to the Company or another Subsidiary) and amounts expended to repurchase Equity Interests of the Company or any Subsidiary (except to the extent such amounts are paid to the Company or another Subsidiary), minus (iii) income tax expense to the extent paid in cash, minus (iv) an allowance for maintenance capital expenditures in an amount equal to $85,000 for each Dealership location, plus (v) if any Permitted Acquisition has occurred during any Measurement Period, pro formaPro Forma EBITDAR minus rental or lease expense attributable to any new Acquisition Subsidiary or business acquired in connection with such Permitted Acquisition, as applicable, calculated as if the Permitted Acquisition had occurred on the first day of such Measurement Period (it being understood and agreed that pro formaPro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Administrative Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), to (b) the sum for the applicable Measurement Period of (i) cash interest, plus (ii) required principal payments on Indebtedness plus (iii) rental or lease expense. As used herein, “Permitted Acquisition” and “Acquisition Subsidiary” shall have the respective meanings assigned thereto in the Company Revolving Credit Agreement. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, as each of the foregoing is now or hereafter in effect and any successor statute to any of the foregoing. “FLSA” means the Fair Labor Standards Act of 1938. “Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Franchise Agreement” has the meaning assigned thereto in Section 5.21. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funded Debt” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all Indebtedness of the type described in clauses (a), (b), (c) and (f) of the definition of Indebtedness, and (b) all Contingent Obligations in respect of Indebtedness of the type described in clauses (a), (b), (c) and (f) of the definition of Indebtedness; provided, however, that Funded Debt shall not include unsecured trade accounts payable incurred in the ordinary course of business. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the 15 130357028 154776592

United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Approvals” means any authorization, order, consent, adjudication, approval, certificate of compliance, license, permit, validation, or exemption from, contract with, registration or filing with, or report or notice to, any Governmental Authority required or permitted by Applicable Law. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantors” means, collectively, the Company and each Subsidiary Guarantor. “Guaranty Agreements” means, collectively, the Subsidiary Guaranty Agreement and the Company Guaranty Agreement. “Hazardous Substance” means (a) any substance or material now or hereafter defined or designated as a hazardous, toxic or radioactive material, waste or substance, or as a pollutant or contaminant (or designated by any other similar term), by any Environmental Law now or hereafter in effect; (b) asbestos and any substance or compound containing asbestos; (c) petroleum, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; (d) urea formaldehyde foam insulation; (e) polychlorinated biphenyls (PCBs); (f) radon; and (g) any other chemical, material, or substance, exposure to which (because of its quantity, concentration, or physical or chemical characteristics) is limited or regulated for health and safety reasons by any Governmental Authority, or which poses a significant present or potential hazard to human health and safety or to the environment if released into the workplace or the environment. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available 16 130357028 154776592 quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Improvements” means all right, title and interest of any Borrower in, to, under or derived from all buildings, structures, facilities and other improvements of every kind and description now or hereafter located on or at the Mortgaged Properties or attached to the improvements which by the nature of their location thereon or attachment thereto are real property under Applicable Law. “Indebtedness” means, without duplication, with respect to any Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations evidenced by bonds, notes, debentures, convertible debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default, acceleration, or termination are limited to repossession or sale of such property), (d) all obligations under letters of credit, bankers’ and trade acceptances, surety bonds and similar instruments, (e) all obligations under Hedge Agreements, (f) all Capitalized Lease Obligations and all obligations as lessee under Synthetic Leases, (g) all obligationsindebtedness that areis required in accordance with GAAP to be included as liabilitiesa liability on such Person’s balance sheet, (h) all Contingent Obligations, (i) all obligations of such Person in respect of Disqualified Equity Interests, (j) all Indebtedness referred to in clause (a), (b), (c), (d), (e), (f), (g), (h) and (i) above secured by any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (k) if any Event of Default described in Section 8.1(l) has occurred, the liability, if any, related thereto. For purposes of this definition, the Indebtedness of any Person shall include the indebtedness of any partnership in which such Person is a general partner, unless such Indebtedness is expressly made non-recourse to such Person. In respect of Indebtedness described in clause (j) of the foregoing definition, if such Indebtedness shall not have been assumed by such Person or is limited in recourse to the assets securing such Lien, the amount of such Indebtedness as of any date of determination will be the lesser of (x) the fair market value of the subject property as of such date and (y) the amount of such Indebtedness as of such date. The amount of obligations in respect of any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of obligations in respect of any Disqualified Equity Interests shall be valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends that are past due. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 10.3(b). “Information” has the meaning assigned thereto in Section 10.10. “Investments” has the meaning assigned thereto in Section 7.6. “Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.). “IRS” means the United States Internal Revenue Service. 17 130357028 154776592

“Lease” means each operating lease or capital lease of all or any portion of a Mortgaged Property, including but not limited to those leases set forth on Schedule 5.25(b). “Lender” has the meaning assigned thereto in the introductory paragraph of this Agreement. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Loans, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate. “Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Company and its Subsidiaries on a consolidated basis of: (a) (i) the then outstanding principal balance of all Funded Debt (minus the sum of (A) unrestricted cash and cash equivalents in an amountplus (B) any amounts held in the PR Accounts plus (C) any amounts held in accounts established by Dual Subsidiaries or Silo Subsidiaries as an offset to floorplan notes payable (or interest thereon); provided that the aggregate reduction for all of the foregoing clauses (A) through (C) shall not to exceed $50,000,000200,000,000), minus (ii) the sum of the then outstanding principal balance of the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, principal amount of any Other Service Loaner Floorplan Financing, Funded Debt permitted under Section 13.10(o) of the Company Revolving Credit Agreement (but only to the extent constituting floor plan financing), Funded Debt permitted under Section 13.10(p) of the Company Revolving Credit Agreement (but only to the extent constituting floor plan financing), and Funded Debt permitted under Section 13.10(r) of the Company Revolving Credit Agreement (but only to the extent not guaranteed by the Company) and Funded Debt permitted under Section 13.10(s) of the Company Revolving Credit Agreement and, without duplication, Funded Debt permitted under Section 13.10(f) of the Company Revolving Credit Agreement (but only to the extent the underlying indebtedness that is guaranteed constitutes floor plan financing), plus (iii) six times rental or lease expense for the Measurement Period ending on such date, to (b) (i) Pro Forma EBITDAR for the Measurement Period ending on such date (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Administrative Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (ii) interest expense with respect to the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans and Funded Debt permitted under Section 13.10(o) of the Company Revolving Credit Agreement (but only to the extent constituting floor plan financing), Funded Debt permitted under Section 13.10(p) of the Company Revolving Credit Agreement (but only to the extent constituting floor plan financing), and Funded Debt permitted under Section 13.10(r) of the Company Revolving Credit Agreement (but only to the extent not guaranteed by the Company), and Funded Debt permitted under Section 13.10(s) of the Company Revolving Credit Agreement, in each case for the Measurement Period ending on such date. As used herein, “PR Account”, “Dual Subsidiaries”, “Silo Subsidiaries”, “New Vehicle Floorplan Loans”, “New Vehicle Swing Line Loans”, “Used Vehicle Floorplan Loans”, “Used Vehicle Swing Line Loans”, “Service Loaner Vehicle Floorplan Loans”, “Service Loaner Vehicle Swing Line Loans” and “Other Service Loaner Floorplan Financing shall have the respective meanings assigned thereto in the Company Revolving Credit Agreement. “LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.8(c), 18 130357028 154776592

19 130357028 154776592 LIBOR (a) for any interest rate calculation with respect to a LIBOR Rate Loan on any day, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to one month as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the calendar month in which such day occurs. If, for any reason, such rate is not so published then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the calendar month in which such day occurs for a period equal to one month, and (b) for any interest rate calculation with respect to a Base Rate Loan on any day, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an period equal to one month (commencing on the date of determination of such interest rate) as published by ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (x) in no event shall LIBOR (including any Benchmark Replacement with respect thereto) be less than 0.75% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.8(c), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement. “LIBOR Rate” means a rate per annum determined by the Administrative Agent pursuant to the following formula: 1.00-Eurodollar Reserve Percentage LIBOR Rate = “LIBOR Rate Loan” means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 3.1(a). “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the interest of a lessor under a Capitalized Lease or Synthetic Lease and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence of any of the foregoing).

“Loan Documents” means, collectively, this Agreement, each Note, the Security Documents, the Guaranty Agreements, the Engagement Letter, the Environmental Indemnity Agreement, each Borrower Joinder Agreement, and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby. “Loan” means any revolving loan made to the Borrowers pursuant to Section 2.1, and “Loans” means all such revolving loans collectively. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Material Adverse Effect” means a (a) material adverse change in or material adverse effect upon the business, management, properties, condition (financial or otherwise), assets or operations of the Company and its Subsidiaries taken as a whole; or (b) a material adverse effect upon or material impairment in (i) the attachment, perfection, or priority of the security interests of the Administrative Agent and the Lenders in the Collateral or in the value of any material part of the Collateral; (ii) the ability of the Company and its Subsidiaries taken as a whole to perform their obligations under this Agreement or any other Loan Document; or (iii) the legality, validity, binding effect or enforceability of or the rights and remedies available to the Administrative Agent and the Lenders under this Agreement or any other Loan Document. “Material Lease” means each Lease other than any such Lease (a) with a tenant which is not a Credit Party, (b) which covers a de minimis portion of the square footage of the applicable Mortgaged Property, (c) which does not adversely impact the ordinary course of operations of any Dealership Property and (d) which does not interfere with the Administrative Agent’s rights to access or to undertake foreclosure or other rights or remedies with respect to the applicable Mortgaged Property. “Maturity Date” means the earliest to occur of (a) July 14, 2025, (b) the date of termination of the entire Commitment by the Company pursuant to Section 2.5, and (c) the date of termination of the Commitment pursuant to Section 8.2(a). “Measurement Period” means, as of any date of determination, the period of four (4) consecutive fiscal quarters ended on or immediately prior to such date. “Minority Dealer” means a Minority Dealer Affiliate or a Minority Dealer Subsidiary; provided that the Company shall not designate more than a total of seven Minority Dealers at any one time, in addition to the designation of DCH CA, LLC as a Minority Dealer. “Minority Dealer Affiliate” means a Person, designated in writing by the Company to the Administrative Agent from time to time, (a) in which one or more Minority Dealer Partners, and one or more Credit Parties, has an equity ownership interest and (b) which is not otherwise a Subsidiary of the Company. “Minority Dealer Partner” means an individual of ethnic minority descent, designated in writing by the Company to the Administrative Agent from time to time, who owns any equity ownership interests in a Minority Dealer, and any Affiliate of such individual through which the individual holds his or her equity ownership interests in a Minority Dealer. 20 130357028 154776592

“Minority Dealer Subsidiary” means a Subsidiary of the Company, designated in writing by the Company to the Administrative Agent from time to time, in which one or more Minority Dealer Partners owns, directly or indirectly, equity ownership interests of such Subsidiary or has the right to acquire, directly or indirectly, equity ownership interests of such Subsidiary. “Moody’s” means Moody’s Investors Service, Inc. “Mortgaged Property” means any real property that is subject to a Mortgage. “Mortgaged Property Release” has the meaning assigned thereto in Section 2.6(c)(i). “Mortgaged Property Substitution” has the meaning assigned thereto in Section 2.6(c)(ii). “Mortgages” means, collectively, each mortgage, deed of trust, deed to secure debt or other real property security document, encumbering any real property now or hereafter owned by the applicable Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent and executed by such Borrower in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as any such document may be amended, restated, supplemented or otherwise modified from time to time. “Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which any Credit Party or any ERISA Affiliate is, or in the immediately preceding six years was, a party to which more than one employer is obligated to make contributions. “Net Cash Proceeds” means, all cash and cash equivalents received by any Credit Party in connection with any Casualty or Condemnation with respect to, or any sale or other disposition of, all or any portion of a Mortgaged Property (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (a) all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such transaction, the amount of such excess shall constitute Net Cash Proceeds), (b) all reasonable and customary out-of-pocket fees and expenses incurred in connection with such transaction or event (including legal, accounting and investment banking fees and sales commissions, recording fees, title transfer fees and appraiser fees) and (c) all amounts that are set aside as a reserve (i) for adjustments in respect of the purchase price of such assets, (ii) for any liabilities associated with such sale or casualty, to the extent such reserve is established in accordance with GAAP or as otherwise required pursuant to the documentation with respect to such transaction, (iii) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition and (iv) for the payment of indemnification obligations; provided that, to the extent and at the time any such amounts are released from such reserve and received by such Credit Party, such amounts shall constitute Net Cash Proceeds to the extent not then applied to such obligations. “New Vehicle” means automobile, truck, van, or other motor vehicle that has never been owned except by a manufacturer, distributor or dealer (including a vehicle acquired by trade with another dealer); has never been registered or titled; is of the current or immediately preceding model year; and, except for a demonstration unit, has not been driven more than 500 total miles. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.2 and (b) has been approved by the Required Lenders. 21 130357028 154776592

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Notes” means a promissory note made by the Borrowers in favor of a Lender evidencing the portion of the Loans made by such Lender, substantially in the form attached as Exhibit A, and any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part. “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a). “Notice of Conversion” has the meaning assigned thereto in Section 3.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders, the Administrative Agent or the other Secured Parties, in each case under any Loan Document, with respect to any Loan of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.12). 22 130357028 154776592

“Participant” has the meaning assigned thereto in Section 10.9(d). “Participant Register” has the meaning assigned thereto in Section 10.9(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Permitted Encumbrance” means any Lien permitted by Section 7.3(a), (b), (c) or (g). “Permitted Liens” means the Liens permitted pursuant to Section 7.3. “Permitted Restrictions” has the meaning assigned to such term in the Company Revolving Credit Agreement. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system. “Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which any Credit Party or any ERISA Affiliate may have any liability. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal” means Sidney D. DeBoer, Bryan DeBoer or another successor, or successors, reasonably acceptable to the Administrative Agent and the Required Lenders. “Pro Forma” means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the Measurement Period ending as of the most recent quarter end preceding the date of such transaction for which financial statement information is available. Each of the terms “Pro Forma Basis” and “Pro Forma Effect” shall have an analogous meaning. “Prohibited Transaction” means any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. “Properties” has the meaning assigned thereto in Section 6.7. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders” has the meaning assigned thereto in Section 6.1. “Real Estate Support Documents” means, with respect to any Mortgaged Property, each of the following (all of which shall be in form and substance satisfactory to the Administrative Agent): 23 130357028 154776592

(a) a mortgagee title insurance policy in an amount, and with endorsements, acceptable to the Administrative Agent (which may be in the form of a mark-up or a pro forma of the title commitments but which nevertheless represent presently effective and enforceable title insurance) issued by a nationally recognized title insurance company acceptable to the Administrative Agent insuring the Lien of the applicable Mortgage with respect to such Mortgaged Property as a first priority Lien on the real property described therein, free of any other Liens except for Permitted Encumbrances; (b) a current ALTA survey (or such other survey reasonably acceptable to the Administrative Agent), together with appropriate affidavits of no change and/or indemnities from the Credit Parties, if applicable, sufficient to allow the title insurance policies required by the preceding clause (a) without a standard survey exception and, if applicable, satisfy the Administrative Agent’s and each Lender’s flood insurance diligence; (c) a Phase I environmental report (and, if appropriate, Phase II environmental reports) and such other environmental report(s) reasonably requested by the Administrative Agent by an environmental engineering firm acceptable to the Administrative Agent and environmental indemnity agreements; (d) life of loan flood hazard determination certifications, executed acknowledgements from the applicable Borrower and evidence of flood insurance (if required) and other flood-related documentation as required by Applicable Laws (including the Flood Insurance Laws) and as reasonably required by the Administrative Agent or any Lender; (e) a FIRREA compliant appraisal from a third party appraiser acceptable to the Administrative Agent (it being understood that such appraisal (and the appraised value set forth therein) is subject to the review and approval of the Administrative Agent and is subject to adjustment consistent with the Administrative Agent’s standard practices); (f) evidence of the insurance with respect to such Mortgaged Property required by this Agreement and the other Loan Documents, together with the endorsements required by the Administrative Agent; (g) memoranda of lease, tenant estoppel agreements and subordination agreements required by the Administrative Agent; (h) customary opinions of counsel (including, without limitation, local counsel) to the Credit Parties, addressed to the Administrative Agent and the Lenders, with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders); and (i) customary affidavits, zoning letters and such other real estate related documents as may be reasonably requested by the Administrative Agent (e.g. UCC fixture filings and the like). “Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable. “Register” has the meaning assigned thereto in Section 10.9(c). 24 130357028 154776592

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve Board and/System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve Board and/System or the Federal Reserve Bank of New York, or any successor thereto. “Removal Effective Date” has the meaning assigned thereto in Section 9.6(b). “Required Lenders” means, at any time, Lenders having Total Credit Exposure representing more than fifty percent (50%) of the Total Credit Exposure of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. At any time that there is more than one Lender that is not an Affiliate of any other Lender there shall be at least two Lenders that are not Affiliates of one another within the group of Lenders constituting Required Lenders at such time. “Resignation Effective Date” has the meaning assigned thereto in Section 9.6(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer or agent of such Person designated in writing by the Company or such Person and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer or agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Credit Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Credit Party or any option, warrant or other right to acquire any such Equity Interests in any Credit Party. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United 25 130357028 154776592

Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Company or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Loans will be used, or (c) from which repayment of the Loans will be derived. “SCFC Receivables Facility” means an arrangement pursuant to which an SCFC Subsidiary sells Specified SCFC Receivable Assets to a third party (including another SCFC Subsidiary). “SCFC Securitization Facility” means a securitization, financing, factoring or sales transaction pursuant to which an SCFC Subsidiary sells, transfers, pledges or otherwise conveys Specified SCFC Receivable Assets to a third party (including another SCFC Subsidiary). “SCFC Subsidiary” has the meaning assigned thereto in the Company Revolving Credit Agreement. “Scheduled Commitment Reduction” has the meaning assigned thereto in Section 2.5(c). “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.5, any other holder from time to time of any of any Obligations and, in each case, their respective successors and permitted assigns. “Security Documents” means the collective reference to the Mortgages, and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any property or assets securing the Obligations. “Seller Agreement” means any material agreement between the Company or any of its Subsidiaries and a manufacturer, distributor or other seller of New Vehicles (including without limitation any dealer franchise agreement, dealer agreement, dealer sales and service agreement or similar agreement, distribution agreements, framework agreements, and the like). “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. 26 130357028 154776592

“Solvent” means, with respect to any Person on any date, that on such date (a) the fair value of the assets of such Person, at a fair valuation is greater than the debts and liabilities, subordinated, contingent or otherwise, of such Person; (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) such Person does not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted; and (e) such Person does not intend to, and does not believe that it will incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its indebtedness. “Specified Company Guaranties” means one or more unsecured guaranties by the Company of the obligations of any SCFCDFC Subsidiary incurred by such SCFC Subsidiary in connection with an SCFC Securitization Facility or an SCFC Receivables Facility; provided that the Company’s obligations under all Specified Company Guaranties do not in the aggregate, together with any obligations of the Company under any guaranty of SCFC Indebtedness (as defined into the extent not prohibited under the Company Revolving Credit Agreement), exceed $250,000,000 at any one time. “Specified SCFC Receivable Assets” means (a) any Indebtedness (including an account, chattel paper, instrument or general intangible) owed to an SCFC Subsidiary by a purchaser of a motor vehicle that was incurred by such purchaser to acquire such motor vehicle, and (b) all collateral securing such Indebtedness, all contracts and contract rights, guarantees or other obligations in respect of such Indebtedness, all records with respect to such Indebtedness and any other assets related to the foregoing. “Subsidiary” of a Person means (a) any corporation Controlled by such Person or more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned, directly or indirectly, by such Person or by one or more of such Person’s Subsidiaries or by such Person and one or more of its Subsidiaries and (b) any partnership, limited liability company, association, joint venture or other business organization Controlled by such Person or more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company. “Subsidiary Guarantors” means, collectively, the Subsidiaries party to the Subsidiary Guaranty Agreement (including by execution of a Subsidiary Guaranty Joinder Agreement). “Subsidiary Guaranty Agreement” means the Subsidiary Guaranty Agreement dated as of the date hereof, made by certain Subsidiaries of the Company in favor of the Administrative Agent for the benefit of the Secured Parties, as supplemented from time to time by the execution and delivery of Subsidiary Guaranty Joinder Agreements. “Subsidiary Guaranty Joinder Agreement” means any Subsidiary Guaranty Joinder Agreement, substantially in the form thereof attached to the Subsidiary Guaranty Agreement, executed and delivered by a Subsidiary to the Administrative Agent. “Substitution Property” has the meaning assigned thereto in Section 2.6(c)(ii). “Synthetic Lease” means any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for United States income tax purposes. 27 130357028 154776592

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments of such Lender at such time and the aggregate outstanding principal amount of the Loans of such Lender at such time. “Total Outstandings” means, with respect to the Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “United States” means the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 3.11(g). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Company and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Company and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any 28 130357028 154776592 powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” and (k) references to articles, sections, exhibits and schedules in the Company Revolving Credit Agreement shall be construed to refer to articles, sections, exhibits and schedules therein, including any successor section to the extent the Company Revolving Credit Agreement is amended as described in the definition of Company Revolving Credit Agreement. SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further that (A) all obligations of any Person that are or would have 29 130357028 154776592 been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Obligations in the financial statements and (B) all financial statements delivered to the Administrative Agent hereunder shall contain a schedule showing the modifications necessary to reconcile the adjustments made pursuant to clause (A) above with such financial statements. SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, ERISA, the Exchange Act, the FLSA, the PATRIOT Act, the UCC, the Investment Company Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable). SECTION 1.8 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBOR” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes. SECTION 1.9 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 30 130357028 154776592

ARTICLE II REVOLVING CREDIT FACILITY SECTION 2.1 Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Lender severally agrees to make Loans in Dollars to the Borrowers from time to time from the Closing Date to, but not including, the Maturity Date as requested by the Company in accordance with the terms of Section 2.3; provided, that (a) the Total Outstandings shall not exceed the Commitment and (b) the aggregate outstanding principal amount of the Loans of any Lender shall not at any time exceed such Lender’s Commitment. Each Loan by a Lender shall be in a principal amount equal to such Lender’s Commitment Percentage of the aggregate principal amount of Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Loans hereunder until the Maturity Date. SECTION 2.2 [Reserved]. SECTION 2.3 Procedure for Advances of Loans. (a) Requests for Borrowing. The Company shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof, (C) whether such Loan is to be a LIBOR Rate Loan or a Base Rate Loan, and (D) the applicable Borrower on behalf of whom such Loan is being requested. If the Company fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as LIBOR Rate Loans, so long as the three (3) Business Days prior notice requirement is satisfied and, if such requirement is not satisfied, then the applicable Loans shall be made as Base Rate Loans. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing. (b) Disbursement of Loans. Not later than 1:00 p.m. on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent’s Office in funds immediately available to the Administrative Agent, such Lender’s Commitment Percentage of the Loans to be made on such borrowing date. Each Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of the applicable Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Company to the Administrative Agent or as may be otherwise agreed upon by the Company and the Administrative Agent from time to time. Subject to Section 3.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. 31 130357028 154776592

SECTION 2.4 Repayment and Prepayment of Loans. (a) Repayment on Termination Date. The Borrowers hereby agree to repay the outstanding principal amount of all Loans in full on the Maturity Date together with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the Total Outstandings exceed the Commitment, the Borrowers shall immediately prepay Loans in an amount equal to such excess. The Borrowers shall also prepay Loans in connection with any Casualty, Condemnation or Mortgaged Property Release, in each case to the extent required pursuant to Section 2.6. Each prepayment under this Section 2.4(b) shall be accompanied by any amount required to be paid pursuant to Section 3.9. (c) Optional Prepayments. The Borrowers may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, with irrevocable prior written notice by the Company to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Rate Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans and $2,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.9. (d) Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section shall affect any Borrower’s obligations under any Hedge Agreement entered into with respect to the Loans. SECTION 2.5 Permanent Reduction of the Commitment. (a) Voluntary Reduction. The Borrowers shall have the right at any time and from time to time, upon at least five (5) Business Days prior irrevocable written notice from the Company to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Commitment at any time or (ii) portions of the Commitment, from time to time, in an aggregate principal amount not less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Commitment shall be applied to the Commitment of each Lender according to its Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Commitment shall be paid on the effective date of such termination. (b) Mandatory Reduction. On the date of any Mortgaged Property Release, the Commitment shall be permanently reduced by an amount equal to the positive difference (if any) of (i) the aggregate Applicable Allocable Values of all Dealership Properties and/or Adjacent Properties subject to such Mortgaged Property Release (the “Released Mortgaged Property”) minus (ii) the aggregate Applicable Margined Values of all of the Dealership Properties and/or Adjacent Properties being substituted for the Released Mortgaged Property on such date pursuant to a Mortgaged Property Substitution, if any. Subject to Section 2.6(a)(v) and 2.6(b)(v), on each date that Loans are required to be prepaid pursuant to Section 2.6 as a result of any Casualty or Condemnation, the Commitments shall be permanently reduced by an amount equal to such principal prepayment and, if the Net Cash Proceeds received in respect 32 130357028 154776592 thereof exceed the Loans outstanding on any date that such a prepayment would have otherwise been required with such Net Cash Proceeds, the Commitment shall nonetheless be permanently reduced on such date by an amount equal to such Net Cash Proceeds. (c) Scheduled Commitment Reductions. The Commitment shall also be permanently reduced on a quarterly basis (each such reduction, a “Scheduled Commitment Reduction”) by an amount equal to $3,183,750 each calendar quarter beginning October 1, 2020 and continuing on the first Business Day of each January, April, July and October thereafter. (d) Application of Reduction. To the extent that the Commitment is reduced pursuant to Section 2.5(a), such reduction shall reduce the amount of the Commitment as may be directed by the Company (including by reducing one or more of the Scheduled Commitment Reductions) and, in the absence of any such direction by the Company, shall reduce the Commitment scheduled to terminate on the Maturity Date until such amount equals zero and thereafter shall reduce the Scheduled Commitment Reductions in the inverse order thereof. To the extent that the Commitment is reduced pursuant to Section 2.5(b), such reduction shall reduce the amount of the Commitment scheduled to terminate on the Maturity Date until such amount equals zero and thereafter shall reduce the Scheduled Commitment Reductions in the inverse order thereof. (e) Corresponding Payment. Each permanent reduction permitted or required pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Loans after such reduction to the Commitment as so reduced. Any reduction of the Commitment to zero shall be accompanied by payment of all outstanding Loans and shall result in the termination of the Commitment and the Credit Facility. If the reduction of the Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.9 hereof. SECTION 2.6 Casualty, Condemnation and Release and Substitution of Mortgaged Properties. (a) Casualty. (i) If any Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a “Casualty”), the Company shall give prompt notice thereof to the Administrative Agent. Following the occurrence of a Casualty, the Credit Parties, regardless of whether insurance proceeds are available, shall proceed promptly to restore, repair, replace or rebuild the affected Mortgaged Property to be of at least equal value (or, to the extent approved by the Administrative Agent, substantially equal value) and of substantially the same character as prior to such damage or destruction (but with such alterations, modifications and/or betterments reasonably deemed necessary or desirable by the Company or the affected Credit Party in its good faith business judgment), in accordance with all Applicable Laws. (ii) The Borrowers shall make mandatory principal prepayments of the Loans in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from a Casualty and the Commitments shall be reduced in accordance with Section 2.5(b). Such prepayments shall be made within five (5) Business Days after the date of receipt by any Credit Party or the Administrative Agent, as the case may be, of the Net Cash Proceeds (and the Borrowers hereby authorize the Administrative Agent to apply such Net Cash Proceeds to such prepayment); provided that, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, no prepayment shall be required under this Section 2.6(a)(ii) with respect to such portion of such Net Cash Proceeds that the Company shall have, on or prior to such date, 33 130357028 154776592 given written notice to the Administrative Agent of its intent to apply such Net Cash Proceeds to the restoration of such Mortgaged Property in accordance with subsection (iii) below. (iii) With respect to any Net Cash Proceeds to be applied to the restoration of a Mortgaged Property pursuant to the proviso set forth in Section 2.6(a)(ii), such Net Cash Proceeds shall be disbursed by the Administrative Agent as follows: (A) if the loss is less than or equal to an amount equal to 10% of the Applicable Appraised Value of such Mortgaged Property, the Administrative Agent shall disburse the Net Cash Proceeds for use in connection with the restoration of such Mortgaged Property from time to time in accordance with subsection (iv) below so long as (1) no Default or Event of Default has occurred and is continuing or would result therefrom and (2) the Credit Parties promptly commence and are diligently pursuing restoration of such Mortgaged Property; (B) if the loss exceeds an amount equal to 10% of the Applicable Appraised Value of such Mortgaged Property, the Administrative Agent shall disburse the Net Cash Proceeds for use in connection with the restoration of such Mortgaged Property from time to time in accordance with subsection (iv) below, but only if each of the following conditions are satisfied: (1) at all times during such restoration no Default or Event of Default has occurred and is continuing or would result therefrom; (2) the Administrative Agent determines throughout the restoration that there are sufficient funds available to restore and repair such Mortgaged Property to a condition approved by the Administrative Agent or, if the Administrative Agent determines that such funds are insufficient for such purpose, upon the demand of the Administrative Agent the Credit Parties shall promptly (and in any event within thirty (30) days following request therefor) provide additional security (or such other financial accommodation or arrangement) to address such insufficiency to the Administrative Agent’s satisfaction; (3) the Administrative Agent determines that the fair market value of such Mortgaged Property after restoration will not be less than the Applicable Appraised Value of such Mortgaged Property; (4) the Administrative Agent determines that restoration and repair of such Mortgaged Property to a condition approved by the Administrative Agent will be completed within three hundred sixty (360) days after the date of loss or casualty and in any event at least one hundred eighty (180) days prior to the Maturity Date; (5) the Credit Parties promptly commence and are diligently pursuing restoration of such Mortgaged Property; and (6) such Mortgaged Property after the restoration will be in compliance with, and permitted under, all requirements of Applicable Law, including zoning, building and land use laws, rules, regulations and ordinances; and (C) if any of the conditions set forth in clauses (A) and (B) of this Section 2.6(a)(ii) are not satisfied with respect to any such restoration of a Mortgaged Property, then, unless otherwise directed by the Required Lenders, the Administrative Agent shall apply the Net Cash Proceeds to the prepayment of the Loans as set forth in Section 2.6(a)(ii); provided that if any Net Cash Proceeds are no longer intended to be or cannot be so applied to the restoration of such Mortgaged Property at any time after delivery of a notice of restoration election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the applicable Credit Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so 34 130357028 154776592 applied to the restoration of such Mortgaged Property to the prepayment of the Loans as set forth in Section 2.6(a)(ii). (iv) The Net Cash Proceeds that are available for restoration pursuant to clauses (A) or (B) of Section 2.6(a)(iii) will be disbursed by the Administrative Agent on receipt of reasonably satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, invoices, lien waivers and architects’ certificates, and otherwise in accordance with the Administrative Agent’s customary commercial construction lending practices for construction loan advances (including appropriate retainages to ensure that all work is completed in a workmanlike manner) and may, at the discretion of the Administrative Agent, be remitted directly to applicable third parties. (v) Notwithstanding the foregoing, if any Mortgaged Property is subject to a Casualty, then the Borrowers may also elect to release such Mortgaged Property pursuant to Section 2.6(c)(i) and provide Substitution Property as Collateral (together with all Real Estate Support Documents) in the manner provided in Section 2.6(c)(ii) below in lieu of making the prepayments or making the restoration contemplated by this Section 2.6(a) so long as such release and substitution occurs within ninety (90) days of the occurrence of such Casualty (or such later date as the Administrative Agent may permit in its sole discretion). (b) Condemnation. (i) The Company shall promptly give the Administrative Agent written notice of the actual or threatened commencement of any proceeding relating to an actual or proposed Condemnation of any Mortgaged Property and shall deliver to the Administrative Agent copies of any and all papers served in connection therewith. Following the occurrence of a Condemnation of any Mortgaged Property, the Credit Parties, regardless of whether any award or compensation (an “Award”) is available, shall promptly proceed to restore, repair, replace or rebuild the applicable Mortgaged Property to the extent practicable to be of at least equal value (or, to the extent approved by the Administrative Agent, substantially equal value) and of substantially the same character (but with such alterations, modifications and/or betterments reasonably deemed necessary or desirable by the Company or the affected Credit Party in its good faith business judgment) as prior to such Condemnation, all to be effected in accordance with Applicable Law. The Administrative Agent may participate in any such proceeding (for itself and on behalf of the Secured Parties) and the Borrowers will deliver to the Administrative Agent all instruments necessary or required by the Administrative Agent to permit such participation. Without the Administrative Agent’s prior consent, no Credit Party shall agree to any Award or, except as required by Applicable Law, take any action (or fail to take any action) which would cause the Award to be determined. All Awards for the taking or purchase in lieu of condemnation of any Mortgaged Property or any part thereof are hereby assigned to and shall be paid to the Administrative Agent for the benefit of the Secured Parties to be applied to the Obligations in accordance with the terms and conditions of the Loan Documents. The Administrative Agent is hereby irrevocably appointed as each Credit Party’s attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Award and to make any compromise or settlement in connection with any such Condemnation and to give proper receipts and acquittances therefor. The Credit Parties, upon request by the Administrative Agent, shall execute all instruments requested to confirm the assignment of the Awards to the Administrative Agent, free and clear of all Liens, charges or encumbrances. Anything herein to the contrary notwithstanding, the Administrative Agent is authorized to adjust such Award without the consent of any Credit Party and to collect such Award in the name of the Administrative Agent 35 130357028 154776592

(on behalf of itself and the Secured Parties) for application to the Obligations in accordance with the terms and conditions of the Loan Documents. (ii) The Borrowers shall make mandatory principal prepayments of the Loans in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from an Award and the Commitments shall be reduced in accordance with Section 2.5(b). Such prepayments shall be made within five (5) Business Days after the date of receipt by any Credit Party or the Administrative Agent, as the case may be, of the Net Cash Proceeds (and the Borrowers hereby authorize the Administrative Agent to apply such Net Cash Proceeds to such prepayment); provided that, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, no prepayment shall be required under this Section 2.6(b)(ii) with respect to such portion of such Net Cash Proceeds that the Company shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest such Net Cash Proceeds to such Mortgaged Property in accordance with subsection (iii) below. (iii) With respect to any Net Cash Proceeds from an Award to be reinvested in a Mortgaged Property pursuant to the proviso set forth in Section 2.6(b)(ii), such Net Cash Proceeds shall be disbursed by the Administrative Agent from time to time in accordance with subsection (iv) below, if such Net Cash Proceeds are less than or equal to the lesser of (x) an amount equal to 5% of the Applicable Appraised Value of such Mortgaged Property and (y) $500,000 and the Company requests that such Net Cash Proceeds be used for nonstructural site improvements (such as landscape, driveway, walkway and parking area repairs) to be made in connection with such Condemnation, so long as (1) no Default or Event of Default has occurred and is continuing or would result therefrom and (2) the Credit Parties promptly commence and are diligently pursuing such improvements. If any of the conditions set forth in the preceding sentence are not satisfied with respect to any such improvement of a Mortgaged Property, then, unless otherwise directed by the Required Lenders, the Administrative Agent shall apply the Net Cash Proceeds to the prepayment of the Loans as set forth in Section 2.6(b)(ii). Notwithstanding the foregoing, if any Net Cash Proceeds are no longer intended to be or cannot be so applied to the improvement of such Mortgaged Property at any time after delivery of a notice of improvement election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the applicable Credit Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so applied to the improvement of such Mortgaged Property to the prepayment of the Loans as set forth in Section 2.6(b)(ii). (iv) The Net Cash Proceeds that are available for application pursuant to Section 2.6(b)(iii) will be disbursed by the Administrative Agent on receipt of reasonably satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, invoices, lien waivers and architects’ certificates, and otherwise in accordance with the Administrative Agent’s customary commercial construction lending practices for construction loan advances (including appropriate retainages to ensure that all work is completed in a workmanlike manner) and may, at the discretion of the Administrative Agent, be remitted directly to applicable third parties. (v) Notwithstanding the foregoing, if any Mortgaged Property is subject to an actual or proposed Condemnation, then the Borrowers may also elect to release such Mortgaged Property pursuant to Section 2.6(c)(i) and provide Substitution Property as Collateral (together with all Real Estate Support Documents) in the manner provided in Section 2.6(c)(ii) below in lieu of making the prepayments or making the improvements contemplated by this Section 2.6(b) so long as such release and substitution occurs prior to the date such Award is received (or such later date as the Administrative Agent may permit in its sole discretion). 36 130357028 154776592

(c) Release and Substitution of Mortgaged Properties. (i) The Company may from time to time request that one or more Dealership Properties and/or Adjacent Properties (and any personal property Collateral related thereto) be released from the Liens created under the applicable Security Documents, whether as part of a sale permitted hereunder or otherwise (each such release, a “Mortgaged Property Release”); provided that any such Mortgaged Property Release shall be subject to the following: (A) the Administrative Agent shall have been provided notice thereof by the Company at least sixty (60) days in advance of the date of such Mortgaged Property Release (or such shorter period as the Administrative Agent may permit in its sole discretion), (B) no Default or Event of Default shall have occurred and be continuing on the date of such Mortgaged Property Release or would result therefrom, (C) the payment by the Borrowers to the Administrative Agent (for its own account) of a release fee in an amount equal to $2,000 for each Mortgaged Property that is released (and, if such Mortgaged Property Release is made in connection with a Mortgaged Property Substitution, an additional $5,500 for each Substitution Property), which shall be in addition to the payment of any other expenses in connection therewith pursuant to this Section, Section 10.3 or otherwise, (D) the Administrative Agent shall have determined that, immediately after giving effect to such Mortgaged Property Release (and any concurrent Mortgaged Property Substitutions and reduction in the Commitment), the ratio of the Commitment to the Applicable Margined Values of all Mortgaged Properties shall not be higher than such ratio immediately prior thereto and (E) concurrently with any such Mortgaged Property Release, if the outstanding principal amount of the Loans exceeds the Commitment then in effect (after giving effect to any concurrent reduction thereof), the Borrowers shall have prepaid Loans in an amount equal to such excess. In connection with each Mortgaged Property Release, the Administrative Agent shall prepare a revised Schedule 1.1(a) reflecting the Applicable Allocable Value and the Applicable Allocable Value Percentage of each Mortgaged Property after giving effect to such Mortgage Property Release and any concurrent Mortgage Property Substitution. (ii) In connection with any Mortgaged Property Release, the Company may request that one or more additional Dealership Properties and/or Adjacent Properties be made subject to a Mortgage in substitution thereof (each such substitution, a “Mortgaged Property Substitution”); provided that, in addition to satisfying the conditions set forth in Section 2.6(c)(i) for the related Mortgaged Property Release, any such Mortgaged Property Substitution shall be subject to the following: (A) the Administrative Agent shall have been provided notice thereof by the Company at least sixty (60) days in advance of the date of such Mortgaged Property Substitution (or such shorter period as the Administrative Agent may permit in its sole discretion but subject to Section 10.24), (B) the real property being substituted for such released Mortgaged Property shall be all of a Borrower’s interest in fee-owned real estate that is Dealership Property or Adjacent Property that, in any such case, has been approved by the Administrative Agent (in its reasonable discretion) (any such property a “Substitution Property”), (C) prior to such Mortgaged Property Substitution and the entering into of a Mortgage with respect to the applicable Substitution Property, the Administrative Agent shall have completed all due diligence with respect to such Substitution Property (including, without limitation, appraisals, environmental review, title review, flood diligence), which shall be acceptable to the Administrative Agent in all respects, and shall have received all Real Estate Support Documents related thereto, (D) the Company shall have delivered a certificate signed by a Responsible Officer of the Company to the Administrative Agent (for further delivery to the Lenders in accordance with its customary practice) certifying that the representations and warranties set forth in Section 5.25 are true and correct in all material respects (or, in the case of any representation and warranty subject to a materiality or Material Adverse Effect qualifier, in all respects) with respect to the applicable Substitution Property and (E) the Borrowers shall have paid or made arrangements to pay 37 130357028 154776592 contemporaneously with such Mortgaged Property Substitution all amounts as may be due in connection with such substitution, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents and the issuance of each title policy required hereby. (iii) On the date of any Mortgaged Property Release, the Administrative Agent shall release the Lien on the applicable Released Mortgaged Property (and any personal property Collateral related thereto) granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Security Document so long as all of the requirements set forth in Sections 2.6(c)(i) and 2.6(c)(ii) have been satisfied (in each case, to the extent applicable). (iv) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, without the prior written consent of the Required Lenders, there shall be no more than ten (10) Mortgaged Property Releases in the aggregate during the term of this Agreement. (v) The Administrative Agent shall notify the Lenders, in accordance with its customary practice, of any proposed Mortgaged Property Release or Mortgaged Property Substitution. SECTION 2.7 Borrowers. (a) Effective as of the date hereof, each Subsidiary that has executed this Agreement as a Borrower shall be a “Borrower” hereunder and may receive or cause the Company (as agent for such Subsidiary) to receive Loans for the account of such Subsidiary on the terms and conditions set forth in this Agreement. (b) In the event of any proposed Mortgaged Property Substitution wherein any Wholly-Owned Domestic Subsidiary which owns the Substitution Property is not a Borrower, the Company shall designate such Subsidiary as a Borrower and such Subsidiary shall deliver the documents required by Section 6.14 prior to or substantially simultaneously with such Substitution Property becoming a Mortgaged Property, including the delivery of a Borrower Joinder Agreement executed by such Subsidiary identifying such Subsidiary as a Borrower. The parties hereto acknowledge and agree that prior to any such Wholly-Owned Domestic Subsidiary becoming entitled to receive Loans hereunder, the Administrative Agent and the Lenders, as applicable, shall have received the documents required by Section 6.14. Upon satisfaction of the foregoing requirements and any other requirements herein applicable to any such Wholly-Owned Domestic Subsidiary becoming a Borrower hereunder and any proposed Substitution Property becoming a Mortgaged Property, each of the Lenders agrees to permit such Borrower to receive Loans hereunder on the terms and conditions set forth herein, and each of the parties agrees that such Borrower otherwise shall be a Borrower for all purposes of this Agreement. (c) Notwithstanding any other provision of this Agreement, each Borrower shall be jointly and severally liable as a primary obligor, and not merely as surety, for any and all Obligations, whether voluntary or involuntary and however arising, whether direct or acquired by the Administrative Agent, any Lender or any other Secured Party by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined (such Obligations, the “Borrowers’ Liabilities”). (d) Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any lack of legality, validity or enforceability of this Agreement, of any Note, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Obligations or any guaranty of any of the Borrowers’ Liabilities (the 38 130357028 154776592

Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”); (ii) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided; (iii) any acceleration of the maturity of any of the Borrowers’ Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements; (iv) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrowers’ Liabilities, or for any other obligations or liabilities of any Person under any of the Related Agreements; (v) any dissolution of any Borrower, any other Credit Party or any other party to a Related Agreement, or the combination or consolidation of any Borrower, any other Credit Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower, any other Credit Party or any other party to a Related Agreement; (vi) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, this Agreement, any Note or any other Loan Document or any other Related Agreement, in whole or in part; (vii) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrowers’ Liabilities; (viii) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in this Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrowers’ Liabilities, or any of the obligations or liabilities of any party to any other Related Agreement; and (ix) any other circumstance whatsoever (with or without notice to or knowledge of such Borrower) which may or might in any manner or to any extent vary the risks of such Borrower, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Credit Party or to any collateral in respect of the Borrowers’ Liabilities. It is the express purpose and intent of the parties hereto that the joint and several liability of each Borrower for the Borrowers’ Liabilities shall be absolute and unconditional under any and all circumstances and shall not be discharged except by irrevocable payment in full as herein provided. Notwithstanding the foregoing, the liability of each Borrower with respect to its Borrowers’ Liabilities shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law. (e) Each Borrower hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loan made by the Lender to any such Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by any Borrower acting singly, shall be valid and effective if given or taken only the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered the Company in accordance with the terms of this Agreement shall be deemed to have been delivered the Company and each Borrower. (f) The Company may from time to time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request that (i) a Subsidiary’s status as a Borrower be terminated if as a result of any Mortgaged Property Release such Subsidiary ceases to own any real property that is Mortgaged Property or (ii) a Subsidiary’s status as a Subsidiary Guarantor be terminated if such Subsidiary ceases to be a tenant of any Mortgaged Property as a result of a transaction permitted under the Loan Documents. The Administrative Agent shall terminate such Subsidiary’s status as a Borrower or a Subsidiary 39 130357028 154776592

Guarantor, as the case may be, by releasing such Subsidiary from its obligations under the Loan Documents to which it is a party pursuant to Section 9.9 so long as no Default or Event of Default has occurred and is continuing at the time of such release. SECTION 2.8 Termination of Credit Facility. The Credit Facility and the Commitments shall terminate on the Maturity Date. ARTICLE III GENERAL LOAN PROVISIONS SECTION 3.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrowers, Loans shall bear interest at (A) the Base Rate plus the Applicable Interest Margin or (B) the LIBOR Rate plus the Applicable Interest Margin. The Borrowers shall select the rate of interest applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion is given pursuant to Section 3.2. (b) Default Rate. Subject to Section 8.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 8.1(a) or (h), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrowers shall no longer have the option to request LIBOR Rate Loans, (B) all outstanding LIBOR Rate Loans shall be converted to Base Rate Loans, (C) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Interest Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Loan shall be due and payable in arrears on the last Business Day of each calendar month commencing July 31, 2020. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, 40 130357028 154776592 directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law. SECTION 3.2 Notice and Manner of Conversion of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time all or any portion of any outstanding Base Rate Loans in a principal amount equal to $2,000,000 or any whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more LIBOR Rate Loans and (b) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof (or such lesser amount as shall represent all of the LIBOR Rate Loans then outstanding) into Base Rate Loans. Whenever the Borrowers desire to convert Loans as provided above, the Company shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion”) not later than 11:00 a.m. three (3) Business Days before the day on which a proposed conversion of such Loan is to be effective specifying (A) the Loans to be converted, (B) the effective date of such conversion (which shall be a Business Day) and (C) the principal amount of such Loans to be converted. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion. SECTION 3.3 Fees. (a) Commitment Fee. Commencing on the Closing Date, subject to Section 3.13(a)(iii)(A), the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the applicable amount for Commitment Fees as set forth in the definition of Applicable Interest Margin on the average daily unused portion of the Commitment of the Lenders (other than the Defaulting Lenders, if any). The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing September 30, 2020 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Lenders (other than any Defaulting Lender) pro rata in accordance with such Lenders’ respective Commitment Percentages. (b) Other Fees. The Borrowers shall pay to Wells Fargo Securities, LLC, as an Arranger, and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Engagement Letter. The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. SECTION 3.4 Manner of Payment. Each payment by any Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 8.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any 41 130357028 154776592

Lender under Sections 3.9, 3.10, 3.11 or 10.3 shall be paid to the Administrative Agent for the account of the applicable Lender. If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrowers to such Defaulting Lender hereunder shall be applied in accordance with Section 3.13(a)(ii). SECTION 3.5 Evidence of Indebtedness. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. SECTION 3.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 3.9, 3.10, 3.11 or 10.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (B) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans to any assignee or participant, other than to the Company or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. 42 130357028 154776592

SECTION 3.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.3(b) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans and to make payments under this Section, Section 3.11(e), Section 10.3(c) or Section 10.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrowers shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date. SECTION 3.8 Changed Circumstances. (a) Circumstances Affecting LIBOR Rate Availability. Subject to clause (c) below, in connection with any request for a LIBOR Rate Loan or a conversion thereto or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and interest period of such Loan, (ii) the Administrative 43 130357028 154776592

Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate with respect to a proposed LIBOR Rate Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans, then the Administrative Agent shall promptly give notice thereof to the Company. Thereafter, until the Administrative Agent notifies the Company that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans, and the right of the Borrowers to convert any Loan to a LIBOR Rate Loan shall be suspended, and the Borrowers shall, within one (1) Business Day of such notice, either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 3.1(d)); or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan. (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Company and the other Lenders. Thereafter, until the Administrative Agent notifies the Company that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans, and the right of the Borrowers to convert any Loan to a LIBOR Rate Loan, shall be suspended and thereafter the Borrowers may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan, the applicable Loan shall immediately be converted to a Base Rate Loan. (c) Effect of Benchmark Transition Event. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 3.8(c) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. 44 130357028 154776592

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.8(c). (iv) Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a LIBOR Rate Loan of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate. SECTION 3.9 Indemnity. Each Borrower hereby indemnifies each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a LIBOR Rate Loan or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by any Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of any Borrower to borrow a LIBOR Rate Loan or convert to a LIBOR Rate Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the applicable date specified herein. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Company through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Borrowers under this Section 3.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 3.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate); 45 130357028 154776592

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or other Recipient, the Borrowers shall promptly pay to any such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by such Lender to a level below that which such Lender such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender the Borrowers shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Company, shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrowers shall not be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such other Recipient, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Survival. All of the obligations of the Credit Parties under this Section 3.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 46 130357028 154776592

SECTION 3.11 Taxes. (a) Defined Terms. For purposes of this Section 3.11, the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Credit Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Credit Party to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party or the Administrative Agent, as the case may be, to a Governmental Authority pursuant to this Section 3.11, the Company shall deliver to the Administrative Agent, or the Administrative Agent shall deliver to the Company, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other 47 130357028 154776592 evidence of such payment reasonably satisfactory to the Company or the Administrative Agent, as the case may be. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a 48 130357028 154776592

certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.11 (including by the payment of additional amounts pursuant to this Section 3.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments 49 130357028 154776592 made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 3.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.10, or requires any Credit Party to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, then such Lender shall, at the request of the Company, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.10 or Section 3.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Credit Parties hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.10, or if any Credit Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Credit Parties may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.10 or Section 3.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Company or the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.9) from 50 130357028 154776592 the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.10 or payments required to be made pursuant to Section 3.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. (c) Selection of Lending Office. Subject to Section 3.12(a), each Lender may make any Loan to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligations of any Borrower to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 3.13 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if 51 130357028 154776592

(1) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 3.13(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Company and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE IV CONDITIONS OF CLOSING AND BORROWING SECTION 4.1 Conditions to Closing and Initial Loans. The obligation of the Lenders to close this Agreement and to make the initial Loans, if any, is subject to the satisfaction of each of the following conditions: (a) Documentation. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, each of the following, duly executed and acknowledged where appropriate by all parties thereto: (i) This Agreement, a Note in favor of each Lender requesting a Note, the Environmental Indemnity Agreement and a Mortgage with respect to each Mortgaged Property as of the Closing Date; (ii) a certificate from a Responsible Officer of the Company and each Borrower certifying that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in this Agreement or any of the other Loan Documents; (C) no Default or Event of 52 130357028 154776592

Default has occurred and is continuing on the Closing Date or will exist after giving effect to the Loans to be made on the Closing Date; (D) since December 31, 2019, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) that attached thereto is a true, correct and complete copy of the Company Revolving Credit Agreement as in effect on the Closing Date and that there have been no amendments, modifications or supplements to the Company Revolving Credit Agreement since December 9, 2019; (iii) a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer or other agent of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto are true, correct and complete copies of (A) the Organizational Documents of such Credit Party (which, in the case of the articles or certificate of incorporation or formation (or equivalent), shall be certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable), (B) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (C) such documents and certifications as of a recent date as the Administrative Agent may reasonably require to evidence that each Credit Party is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation, organization or formation (or equivalent), as applicable, and each other jurisdiction where it owns or leases any Mortgaged Property; and (iv) customary opinions of counsel (including, without limitation, local counsel) to the Credit Parties, addressed to the Administrative Agent and the Lenders, with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted assigns of the Lenders unless otherwise approved by the Administrative Agent). (b) Collateral Matters. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent: (i) Except to the extent permitted to be delivered pursuant to Section 6.20, all Real Estate Support Documents with respect to each Mortgaged Property as of the Closing Date; (ii) evidence that all actions that the Administrative Agent may reasonably deem necessary to create and perfect valid first priority Liens (subject to Permitted Encumbrances) on the property described in each Mortgage have been taken, including delivery of each Mortgage to a title insurance company (or other applicable Person) for recordation; and (iii) evidence of the insurance required under the Loan Documents, evidence of payment of all insurance premiums for the current policy year of each policy (with appropriate endorsements naming the Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies. (c) Financial Matters. 53 130357028 154776592

(i) Financial Statements. The Administrative Agent shall have received (A) the Audited Financial Statements and (B) the unaudited consolidated financial statements for the Company and its Subsidiaries for the fiscal period ending on March 31, 2020. (ii) Payment at Closing. The Credit Parties shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced not fewer than two Business Days before the Closing Date or set forth in a funds flow statement approved by the Company, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Credit Parties and the Administrative Agent) and (C) to any other Person (including any title company) such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents and the issuance of each title policy required hereby. (d) Miscellaneous. (i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed. (ii) PATRIOT Act, Etc. (A) The Administrative Agent and the Lenders shall have received, at least five (5) Business Days prior to the Closing Date, all documentation and other information requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations. (B) Each Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition of the Beneficial Ownership Regulation) in relation to it, in each case at least five (5) Business Days prior to the Closing Date. (iii) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement. Without limiting the generality of the provisions of Section 9.3(c), for purposes of determining compliance with the conditions specified in this Section 4.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or 54 130357028 154776592 acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 4.2 Conditions to All Loans. The obligations of the Lenders to make any Loan (including the initial Loan) are subject to the satisfaction of the following conditions precedent on the relevant borrowing date: (a) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing from the Company in accordance with Section 2.3(a). Each Notice of Borrowing submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.2(a) and (b) have been satisfied on and as of the borrowing date of the applicable Loan. ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Loans hereunder, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 4.2, that: SECTION 5.1 Existence and Standing. Each Credit Party (a) is a corporation, partnership or limited liability company (i) duly and properly incorporated, organized or formed, as the case may be, validly existing and in good standing (to the extent such concept applies to such entity) or current status, in its jurisdiction of incorporation or organization and (ii) duly qualified and in good standing (to the extent such concept applies to such entity) or current status, in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and (b) has full power, authority and legal right to carry on its business as presently conducted, and to own and operate its properties and assets; except in each case referred to in clause (a)(ii) or (b), to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 5.2 Authorization and Validity. Each Credit Party has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution, delivery, and performance of the Loan Documents by each Credit 55 130357028 154776592

Party have been duly authorized by proper corporate, limited liability company partnership or other entity proceedings. This Agreement constitutes, and each other Loan Document to which any Credit Party is a party when executed and delivered to the Administrative Agent will constitute a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws. SECTION 5.3 Conflict; Government Consent. Neither the execution and delivery by any Credit Party of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any Applicable Law binding on any Credit Party or (b) any Credit Party’s Organizational Documents, or (c) the provisions of any loan, loan agreement, indenture, instrument or agreement to which any Credit Party is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the property of any Credit Party pursuant to the terms of any such indenture, instrument or agreement, except, with respect to this clause (c), as could not reasonably be expected to have a Material Adverse Effect. No Governmental Approval of any Governmental Authority is required for the due execution, delivery and performance of the Loan Documents except such as have been obtained and are in full force and effect. SECTION 5.4 Financial Statements. The financial statements that have heretofore been delivered to the Administrative Agent or any Lender, and all schedules and notes included in such financial statements, are true and correct in all material respects and present fairly (a) the financial position of the Company and its Subsidiaries as of the date of such statements and (b) the results of its operations for the periods covered thereby; and with respect to the consolidated financial statements of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries), there are not any material liabilities that should have been reflected in the financial statements or the notes thereto under GAAP, contingent or otherwise, including liabilities for taxes or any unusual forward or long-term commitments, that are not disclosed or reserved against in the statements referred to above or in the notes thereto or that are not disclosed herein. The consolidated financial statements of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) have been prepared in accordance with GAAP, except, as to interim financial statements, for the absence of footnotes and subject to year-end adjustments. SECTION 5.5 Material Adverse Effect. Since the date of the most recent audited financial statements delivered to the Administrative Agent, no event or circumstance has occurred which has had or which could reasonably be expected to have, a Material Adverse Effect. SECTION 5.6 Taxes. Each Credit Party has filed all federal, state, local, and other tax returns which are required to be filed and has paid all taxes due pursuant to said returns or pursuant to any assessment received by any Credit Party, except such taxes, if any, as are being contested in good faith and by proper proceedings and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists. SECTION 5.7 Litigation. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending against any Credit Party or, to the knowledge of any of their officers, threatened against or affecting any Credit Party which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated thereby, which seeks to prevent, enjoin or delay the making of any Loan, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect. SECTION 5.8 Subsidiaries and Affiliates. Set forth in Schedule 5.8 is a complete and accurate list as of the Closing Date of the Company and its Subsidiaries and Affiliates excluding, as to 56 130357028 154776592

Affiliates, Persons holding 5% or more of the Company’s Class A Common Stock who have filed required reports under Sections 13(d), 13(g) or 16 of the Exchange Act, or are not required to file such reports, showing the jurisdiction of incorporation of each and showing the percentage of the Company’s ownership of the outstanding stock of each Subsidiary and Affiliate. All of the outstanding capital stock or other Equity Interests of each Subsidiary that is owned directly by any Credit Party has been validly issued and is fully paid and nonassessable. SECTION 5.9 ERISA. With respect to each Plan, each Credit Party and all ERISA Affiliates have paid all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code and could not reasonably be subject to a lien under Section 430(k) of the Code or Title IV of ERISA. Neither any Credit Party nor any ERISA Affiliate has filed, pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, an application for a waiver of the minimum funding standard. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 5.10 Accuracy of Information. (a) No report, financial statement, certificate or other written information furnished by or on behalf of any Credit Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other written information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery; it being understood that such projections may vary from actual results and that such variances may be material. (b) As of the Closing Date, the information included in any Beneficial Ownership Certification is true and correct in all respects. SECTION 5.11 Regulation U. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its important activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the FRB). Following the application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.1(a), Section 7.3 or subject to any restriction contained in any agreement or instrument between any Credit Party and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of Indebtedness of the Credit Parties described in Section 8.1(c) will be “margin stock”. SECTION 5.12 Material Agreements. The Company and each other Credit Party which is a Dealership is in compliance with all Seller Agreements except as could not reasonably be expected to have a Material Adverse Effect. No Credit Party is a party to any agreement or instrument or subject to any charter or other corporate, partnership, or limited liability company or other restriction which could reasonably be expected to have a Material Adverse Effect. No Credit Party is in breach of or default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement to which it is a party, or which is binding on it or any of its assets, which default or default 57 130357028 154776592 could reasonably be expected to have a Material Adverse Effect or (b) any agreement or instrument evidencing or governing Indebtedness in excess of Indebtedness of the Credit Parties described in Section 8.1(c). SECTION 5.13 Compliance with Laws. Each Credit Party is in compliance in all material respects with all Applicable Laws, including without limitation all environmental permits, Environmental Laws and the FLSA, except as could not reasonably be expected to have a Material Adverse Effect. SECTION 5.14 Ownership of Properties. Each Credit Party is the true and lawful owner of and has good title to, or valid leasehold interests in, all properties and assets material to its business, real and personal, intangible and tangible which it owns or leases, free of any liens and encumbrances, except Permitted Liens. SECTION 5.15 Plan Assets; Prohibited Transactions. No Credit Party is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a Prohibited Transaction. SECTION 5.16 Trademarks; Patents, Etc. Each Credit Party possesses or has the right to use all licenses, permits, franchises, patents, copyrights, trademarks, trade names, servicemarks, or rights thereto, material to the conduct of its business substantially as now conducted and as presently proposed to be conducted and none of the Credit Parties are in material violation of any valid rights of others with respect to any of the foregoing. SECTION 5.17 Burdensome Restrictions. No Credit Party is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate, limited liability company or partnership or other restriction which could reasonably be expected to have a Material Adverse Effect. SECTION 5.18 Force Majeure. Since the date of the most recent audited financial statements delivered to the Administrative Agent, the business, properties and other assets of Credit Parties have not been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout, or other labor trouble, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, activity of armed forces or act of God.[Reserved.] SECTION 5.19 Investment Company Act, Etc. No Credit Party, Person Controlling any Credit Party, or Subsidiary is an “Investment Company” within the meaning of the Investment Company Act. No Credit Party is subject to regulation under the Federal Power Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur indebtedness. SECTION 5.20 Solvency. Each Credit Party is Solvent and, after the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, including the making of each Loan and the use of the proceeds thereof, will be Solvent. SECTION 5.21 Franchise Agreements; Material Business Relationships. As of the Closing Date, neither the Company nor any other Credit Party is a party to any dealer franchise agreement, dealer agreement, dealer sales and service agreement or similar agreement (each, a “Franchise Agreement”) other than those specifically listed on Schedule 5.21, which Schedule shows the applicable manufacturer or distributor and the Company or other Credit Party, as the case may be, that is a party to each such agreement and the expiration date of such agreement. Except as could not reasonably be expected to 58 130357028 154776592 result in a Material Adverse Effect: (a) each of such Franchise Agreements is currently in full force and effect; (b) neither the Company nor any other Credit Party has received any notice of termination with respect to any such agreement; and (c) except as disclosed on Schedule 5.21, neither the Company nor any other Credit Party is aware of any event that with notice, lapse of time or both would allow any manufacturer or distributor that is a party of any Franchise Agreement to terminate any such agreement. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between the Company or any other Credit Party and any customer or any group of customers or with any manufacturer or distributor that, in any case, could reasonably be expected to have a Material Adverse Effect. SECTION 5.22 Security Interests. The Liens created or to be created in favor of the Administrative Agent, for the benefit of the Secured Parties, under the Security Documents do and will at all times on and after the Closing Date, constitute perfected security interests, subject only to Permitted Encumbrances, in the Collateral as security for the Obligations specified in the Security Documents. SECTION 5.23 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) The Credit Parties, their Subsidiaries and their respective officers and employees, and to the knowledge of the Credit Parties, their directors and agents, are in compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions in all material respects. Each Credit Party has implemented and maintains in effect for itself and its Subsidiaries policies and procedures to ensure compliance by such Credit Party, its Subsidiaries, and their respective officers, employees, directors, and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. None of the Credit Parties, any of their Subsidiaries or any director, officer, employee, agent, or affiliate of such Credit Party or any of its Subsidiaries, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) No proceeds of any Loan have been used, directly or indirectly, by any Credit Party, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 6.17. SECTION 5.24 Affected Financial Institution. No Credit Party is an Affected Financial Institution. SECTION 5.25 Mortgaged Properties. (a) Identification of Mortgaged Properties. Schedule 5.25(a) sets forth all of the Mortgaged Properties as of the Closing Date, showing as of the Closing Date the street address, county or other relevant jurisdiction, state and record owner thereof and the identity of all tenants of such Mortgaged Properties. (b) Leases. Schedule 5.25(b) is a complete and correct listing of all Leases in effect as of the Closing Date. Each Material Lease is in full force and effect without amendment or modification from the form or copy delivered to the Administrative Agent except for amendments permitted hereunder; no default by any party exists under any such Lease that would reasonably be expected to result in 59 130357028 154776592 termination of such Material Lease, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute such a default under any such Material Lease. (c) Validity of Liens. Each Mortgage when properly recorded in the appropriate real estate records office, together with any UCC financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority Lien on the applicable Borrower’s interest in the applicable Mortgaged Property and (ii) valid and perfected first priority security interests in and to, and perfected collateral assignments of, all applicable personalty (including rents and leases) described therein, all in accordance with the terms thereof, in each case subject only to Permitted Encumbrances. (d) Casualty, Condemnation, Etc. Neither any of the Mortgaged Properties nor any of the businesses conducted thereon are affected in any material respect by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, pandemic, closure or suspension of material operations required by any Governmental Authority (other than a temporary suspension of no more than 90 days (or such longer period as may be approved by the Required Lenders) due to the COVID-19 pandemic), act of God or of the public enemy or other Casualty (whether or not covered by insurance). No Condemnation or other proceeding has been commenced or, to any Credit Party’s knowledge, is contemplated with respect to any portion of any of the Mortgaged Properties or for the relocation of roadways providing access to any of the Mortgaged Properties. (e) Hazardous Substances, Etc. Except as disclosed in any Phase I, Phase II or other environmental assessments provided to, and accepted by, the Administrative Agent with respect to any such Mortgaged Property prior to the date on which such Mortgaged Property became subject to a Mortgage, none of the Mortgaged Properties now contain, and to the knowledge of each Credit Party have not previously contained, any Hazardous Substance in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws. Each of the Mortgaged Properties and all operations conducted in connection therewith are in compliance, and have been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about any of the Mortgaged Properties or such operations which would be reasonably expected to interfere with the continued operation of any of the Mortgaged Properties or impair in any material respect the fair saleable value thereof. No Credit Party has received any notice of material violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Substance or compliance with Environmental Laws with respect to, or relating to, any of the Mortgaged Properties, nor does any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened. During the period of ownership of the Mortgaged Properties by the Company or any of its Subsidiaries Hazardous Substances have not been, and to the knowledge of the Company and each of its Subsidiaries at all other times Hazardous Substances have not been, transported or disposed of to or from any of the Mortgaged Properties in violation of, or in a manner or to a location which would be reasonably expected to give rise to material liability under, Environmental Laws, nor have any Hazardous Substances been generated, treated, stored or disposed of at, on or under any of the Mortgaged Properties in violation of, or in a manner that would reasonably be expected to give rise to material liability under, any applicable Environmental Laws. No material judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Credit Party, threatened, under any Environmental Law with respect to any of the Mortgaged Properties, nor are there any material consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to any of the Mortgaged Properties or operations conducted in connection therewith. There has been no release, or to any Credit Party’s knowledge, threat of release, of any Hazardous Substance at or from any of the Mortgaged Properties, now or in the past, in violation of or in amounts or in a manner that would reasonably be expected to give rise to material liability under applicable Environmental Laws. 60 130357028 154776592

(f) Status of Title. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Credit Party or any other Person under Applicable Law in connection with the transfer of any Mortgaged Property to any Borrower have been paid. All mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Credit Party or any other Person under applicable legal requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid (or will be paid substantially concurrently with the closing on the Closing Date pursuant to arrangements satisfactory to the Administrative Agent or, in the case of any property that becomes a Mortgaged Property after the Closing Date, will be paid pursuant to arrangements satisfactory to the Administrative Agent). Except for Liens permitted by Section 7.3(c), there are no claims for payment for work, labor or materials affecting any of the Mortgaged Properties which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. There are no outstanding options to purchase or rights of first refusal affecting any Mortgaged Property, or any portion thereof, other than (i) with respect to the property located at 3696 William Penn Parkway, Monroeville, Pennsylvania, the purchase option and a right of first refusal to purchase or lease the applicable property held by Ford Leasing Development Company pursuant to special warranty deed recorded August 23, 2005, as Instrument 2005-28369 of the Allegheny County, Pennsylvania Deed Registry, and (ii) with respect to arrangements entered into after the Closing Date, the terms of which do not violate Section 7.17(d) hereof or any other applicable provisions of the Loan Documents. The surveys for each of the Mortgaged Properties delivered to the Administrative Agent do not fail to reflect any material matter affecting such Mortgaged Properties or the title thereto. All of the Improvements which were included in determining the Applicable Appraised Value of each Dealership Property or Adjacent (Improved) Property lie wholly within the boundaries and building restriction lines of such Dealership Property or Adjacent (Improved) Property, as the case may be, and no Improvements on adjoining properties encroach upon such Dealership Property or Adjacent (Improved) Property, and no easements or other encumbrances upon the applicable Dealership Property or Adjacent (Improved) Property encroach upon any of the Improvements, so as to adversely affect in any material respect the value or marketability of the applicable Dealership Property or Adjacent (Improved) Property except those which are insured against by title insurance. No Mortgaged Property is subject to any easement or other encumbrances that adversely affects the value, operation or use of any such Mortgaged Property in any material respect. (g) Zoning, Etc. No Credit Party has received notice from a Governmental Authority that the use of any Mortgaged Property is not in compliance with applicable zoning, building, fire or insurance requirements (taking into account applicable waivers, variances, use permits and similar rights and agreements in effect with respect to such parcel) where such noncompliance has not been corrected. (h) Access, Utilities, Etc. Each Mortgaged Property has adequate rights of access to public ways and is served by all private and public utilities, including without limitation water, sewer, sanitary sewer and storm drainage facilities, adequate for the current and intended uses thereof. All public utilities necessary or convenient to the full use and enjoyment of each of the Mortgaged Properties are located either in the public right of way abutting such Mortgaged Properties (which are connected so as to serve the Mortgaged Properties without passing over other property) or in recorded easements serving such Mortgaged Properties. All roads necessary for the use of each of the Mortgaged Properties for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities (or are located on the Mortgaged Properties or in validly created easements benefiting the Mortgaged Properties which are insured by the applicable title insurance policy delivered in connection herewith). (i) Taxes and Assessments. Each Mortgaged Property is comprised of one or more parcels each of which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of such Mortgaged Property. There are no material pending or proposed special or other assessments for 61 130357028 154776592 public improvements or otherwise affecting any of the Mortgaged Properties, nor, to any Credit Party’s knowledge, are there any material contemplated Improvements to any of the Mortgaged Properties that may result in such special or other assessments. (j) Condition of Mortgaged Properties. Each of the Mortgaged Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, underground storage tanks, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects, ordinary wear and tear excepted; there are no structural or other material defects or damages in any of the Mortgaged Properties, whether latent or otherwise, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon in connection with any policy of insurance or bond. No Credit Party has received notice from any insurance company or bonding company of any defects or inadequacies in any Mortgaged Property, or any part thereof, which would materially and adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. SECTION 5.26 Labor Matters. Except as disclosed on Schedule 5.26, as of the Closing Date, no Credit Party is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees. SECTION 5.27 Insurance. The properties of the Credit Parties are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies of similar size engaged in similar businesses. SECTION 5.28 Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default. ARTICLE VI AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash and the Commitments terminated, each Credit Party agrees to the following: SECTION 6.1 Financial Information. The Company shall provide to the Administrative Agent (which will promptly make such information available to each Lender in accordance with its customary practices): (a) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each Fiscal Year, (i) an audited consolidated and consolidating balance sheet of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) as of the close of such Fiscal Year and (ii) audited consolidated and consolidating statements of income and audited consolidated statements of retained earnings and cash flows including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP consistently applied and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent, and accompanied by a report and opinion thereon by such 62 130357028 154776592 certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Company or any of its Subsidiaries not in accordance with GAAP; (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended June 30, 2020), an unaudited consolidated balance sheet of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) as of the close of such fiscal quarter and unaudited consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Company in accordance with GAAP consistently applied and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer or another Responsible Officer of the Company acceptable to the Administrative Agent as presenting fairly in all material respects the financial condition of the Company and its Subsidiaries on a consolidated basis as of their respective dates and the results of operations of the Company and its Subsidiaries for the respective periods then ended, subject to normal year-end audit adjustments and the absence of footnotes; (c) Monthly Financial Statements. As soon as available and in any event within 30 days after the end of each calendar month (commencing with the calendar month ended July 31, 2020)Promptly following the Administrative Agent’s or any Lender’s request, an unaudited consolidated balance sheet and statement of operations for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) for such month and for the fiscal year to date, including such detail as the Administrative Agent or any Lender reasonably requires, certified by the Company’s chief financial officer or another Responsible Officer acceptable to the Administrative Agent as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (d) SEC Filings, Other Statements and Reports. Within 10 days following delivery thereof, copies of all financial statements, proxy statements, and all material written reports and information provided to its shareholders generally, and copies of all registration statements, regular, periodic or special reports, and other documents of Company or any Subsidiary filed with the SEC, any other national securities exchange, or any other governmental securities regulatory authority having jurisdiction over Company or its Subsidiaries, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) Compliance Certificate. Concurrently with the delivery of the financial statements pursuant to Section 6.1(a) and (b) (commencing with the fiscal quarter ended September 30, 2020), a duly completed Compliance Certificate signed by the Company’s chief financial officer or another Responsible Officer acceptable to the Administrative Agent that, amongst other things, (i) states that no Default or Event of Default is continuing as of the date of delivery of such Compliance Certificate or, if a Default or Event of Default is continuing, states the nature thereof and the action that the Company proposes to take with respect thereto and (ii) demonstrates compliance with the financial covenants set forth in Section 7.16 as of the last day of the applicable Measurement Period ending on the last day of the Measurement Period covered by such financial statements, together with a report containing management’s discussion 63 130357028 154776592 and analysis of the Company’s material quarterly and annual operating results and financial condition, as applicable; (f) Projections. Promptly following the Administrative Agent’s or any Lender’s request, a projected consolidated balance sheet for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealership Subsidiaries) and related statements of income and cash flows for the time period requested by the Administrative Agent or any Lender, signed by the Company’s chief financial officer or another Responsible Officer acceptable to the Administrative Agent, acknowledging his or her review of such projections; (g) Other Financial Statements. Promptly following the Administrative Agent’s or any Lender’s request, copies of each financial statement delivered to a manufacturer or distributor by any Dealership, as required by its agreement with the manufacturer or distributor; (h) PATRIOT Act, Etc. Promptly upon the request thereof, such other information and documentation required under applicable “know your customer” rules and regulations, the PATRIOT Act or any applicable Anti-Money Laundering Laws or Anti-Corruption Laws, in each case as from time to time reasonably requested by the Administrative Agent or any Lender; and (i) Other Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Credit Party, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request, which may include without limitation a monthly statement of cash flows. If any information which is required to be furnished to the Administrative Agent or the Lenders under this Section is required by Applicable Law to be filed by any Credit Party with a Governmental Authority on an earlier date, then the information required hereunder shall be furnished to the Administrative Agent and the Lenders at such earlier date. Documents required to be delivered pursuant to Section 6.1(a), (b) or (d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender, if so requested by any such Person, until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide copies of the Compliance Certificates required by Section 6.1(e) to the Administrative Agent in accordance with the procedures set forth in Section 10.1. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Credit Party hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material 64 130357028 154776592 non-public information with respect to the Credit Parties or their respective securities) (each, a “Public Lender”). Each Credit Party hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each Credit Party shall be deemed to have authorized the Administrative Agent, the Arrangers, and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Credit Parties or their respective for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” SECTION 6.2 Maintenance of Existence and Permits. Except as permitted by Section 7.1, each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, preserve and maintain its corporate, limited liability company, partnership, trust or other existence and good standing or current status in the jurisdiction of its incorporation or organization and qualify and remain qualified, as a foreign corporation, limited liability company or other entity in each jurisdiction in which such qualification is required (except to the extent such failure to qualify in a foreign jurisdiction could not reasonably be expected to have a Material Adverse Effect), and to maintain all patents, trademarks, copyrights, trade names, intellectual property, franchises, licenses, and permits to the extent material and necessary for the conduct of its business and the transactions contemplated by the Loan Documents. SECTION 6.3 ERISA. Each Credit Party shall maintain, and the Company shall cause each Subsidiary that is a Credit Party to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which any Credit Party or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto, or (c) fail to make any payments to any Multiemployer Plan that any Credit Party or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto. SECTION 6.4 Inspection. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, permit representatives of the Administrative Agent and the Lenders to visit and inspect any of its properties, audit and inspect any of the Collateral and examine any of its books and records (and make copies at its expense) wherever located, including, but not limited to, all manufacturers’ statements of origin, titles, demonstrator agreements, factory invoices, purchase orders, deal jackets and papers included therein, buy-back agreements and other agreements with manufacturers, distributors or other sellers of vehicles (excluding agreements between the Company and American Honda Motors or Toyota Motor Sales, to the extent that disclosure is specifically prohibited by the terms of such agreements), and all other instruments, documents and records at any reasonable time and as often as the Administrative Agent or any Lender may reasonably desire; and each Credit Party shall and the Company shall cause each other Credit Party to, assist the Administrative Agent and the Lenders in so doing. SECTION 6.5 [Reserved.] 65 130357028 154776592

SECTION 6.6 Books and Records. Each Credit Party shall, and the Company shall cause each Subsidiary to, keep adequate records and books of account in which complete entries will be made reflecting all material financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be. The Company will prepare all financial statements, computations and information required hereunder for the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealership Subsidiaries) consolidated in accordance with GAAP. SECTION 6.7 Maintenance of Properties. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, maintain, repair, and preserve all of each Credit Party’s properties (whether owned, leased or subleased) that are used or useful in the conduct of the business of the Credit Parties or where any Collateral is located (“Properties”) in good working order and condition, ordinary wear and tear excepted, and will from time to time make or cause to be made all necessary and proper replacements, repairs, renewals, and improvements so that the efficiency and value of its Properties and facilities shall not be materially impaired. SECTION 6.8 Taxes and Other Obligations. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and to pay and discharge when due all indebtedness, taxes, and other obligations for which it is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a lien upon its assets, unless it is contesting the indebtedness, taxes, or other obligations in good faith and provision has been made for the payment thereof through setting aside on its books appropriate reserves with respect thereto in accordance with GAAP. SECTION 6.9 Insurance. (a) Maintenance of Insurance. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, maintain policies of insurance upon all of the insurable Collateral, and on its properties and operations (including, without limitation, hazard and business interruption insurance), carried with companies reasonably acceptable to the Administrative Agent, in such form and amounts and covering such risks as the Administrative Agent may reasonably require and as are required by Applicable Law. Without limiting the foregoing, each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, maintain with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of such types and in such amounts as are customarily carried under similar circumstances by Persons engaged in the same or similar businesses. (b) Form of Policies. All policies shall be written in form, amounts, coverages and basis reasonably acceptable to the Administrative Agent and shall be issued by a company or companies reasonably acceptable to the Administrative Agent. The Administrative Agent shall be designated as lender loss payee and mortgagee with an appropriate endorsement on casualty policies covering the Collateral and as an additional insured on liability policies. All policies shall include a provision that such policies will not be cancelled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to the Administrative Agent. Each policy also shall include an endorsement providing that coverage in favor of the Administrative Agent will not be impaired in any way by any act, omission or default of any Credit Party. (c) Delivery of Certificates. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, furnish to the Administrative Agent a certificate of insurance in a form reasonably acceptable to the Administrative Agent evidencing such insurance coverage. At least 66 130357028 154776592 thirty (30) days prior to the expiration date of each policy, the Administrative Agent shall be provided with a renewal certificate, together with evidence that the renewal premium has been paid. (d) Flood Insurance. If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then each Credit Party shall, or the Company shall cause the applicable Subsidiary that is a Credit Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and as otherwise required by the Administrative Agent or any Lender, (ii) reasonably cooperate with the Administrative Agent and the Lenders and provide information reasonably required by the Administrative Agent and the Lenders to comply with the Flood Insurance Laws, (iii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent and each Lender, including evidence of annual renewals of such insurance and (iv) furnish to the Administrative Agent prompt written notice of any re-designation of any such Mortgaged Property into or out of a special flood hazard area. SECTION 6.10 Compliance with Laws; Performance Under Agreements. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, (i) comply in all material respects with Applicable Laws, including, without limitation, all applicable Environmental Laws, Anti-Corruption Laws and applicable Sanctions, except as could not reasonably be expected to have a Material Adverse Effect and (ii) perform its obligations under agreements to which it is a party except to the extent the failure to perform could not reasonably be expected to have a Material Adverse Effect. Each Borrower shall maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The Borrowers shall not use or allow any tenants or subtenants to use, or permit any Subsidiary to use or allow any tenants or subtenants to use, its Property for any business activity that violates in any material respect any federal or state law or that supports a business that violates in any material respect any federal or state law. SECTION 6.11 Agreements with Sellers. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, comply with Franchise Agreements, other Seller Agreements, and all other agreements between such Person and any manufacturer or distributor of New Vehicles in all respects and shall maintain all such agreements in full force and effect, except (a) in accordance with the disposition of or other transaction involving a Dealership or Subsidiary in accordance with Section 7.1, (b) as a result of termination or cessation of business not restricted by Section 7.8, or (c) to the extent the failure to comply with this Section 6.11 could not reasonably be expected to have a Material Adverse Effect. SECTION 6.12 [Reserved.] SECTION 6.13 Management. The Company shall maintain a Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, or senior executive performing equivalent functions, with qualifications and experience at least comparable to those currently holding such positions. The Company shall cause each Credit Party to maintain executive and management personnel with qualifications and experience at least comparable to current executive and management personnel.[Reserved.] SECTION 6.14 Additional Borrowers and Subsidiary Guarantors. (x) As soon as practicable but in any event within ten (10) days (or such longer period as the Administrative Agent may agree in its 67 130357028 154776592 sole discretion) after the acquisition or creation of any Subsidiary which owns or operates a Dealership location on or is or becomes a lessee of all or any portion of any Mortgaged Property or any existing Subsidiary acquires or commences to own or operate a Dealership location on or becomes a lessee of all or any portion of any Mortgaged Property or (y) not later than the consummation of any Mortgaged Property Substitution, in the event any Subsidiary which owns the Substitution Property is not a Borrower (or any Subsidiary which owns or operates a Dealership on, or leases all or any portion of such Substitution Property, is not a Subsidiary Guarantor, as the case may be), the Company shall cause to be delivered to the Administrative Agent each of the following: (a) a Borrower Joinder Agreement or a Subsidiary Guaranty Joinder Agreement, as applicable, duly executed by such Subsidiary; (b) in the case of any such Subsidiary becoming a Borrower, a Note in favor of each Lender requesting the same, duly executed by such Subsidiary; (c) if any of the documents referenced in the foregoing clauses (a) or (b) are delivered (or required to be delivered), if requested by the Administrative Agent, customary opinions of counsel (including, without limitation, local counsel) to such Subsidiary, addressed to the Administrative Agent and the Lenders, with respect to such Subsidiary, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted assigns of the Lenders unless otherwise approved by the Administrative Agent); (d) if any of the documents referenced in the foregoing clauses (a) or (b) are delivered (or required to be delivered), current copies of the documents of the types referred to in Sections 4.1(a)(iii), Section 4.1(b), 4.1(d)(ii) and 4.1(d)(iii) with respect to such Subsidiary, all certified by the applicable Governmental Authority or appropriate officer as the Administrative Agent may elect, all in form and substance reasonably satisfactory to the Administrative Agent; and (e) evidence reasonably satisfactory to the Administrative Agent that all taxes, filing fees and recording fees related to the perfection of the Liens created under any of the documents delivered pursuant to this Section 6.14 have been paid and all reasonable costs and expenses of the Administrative Agent in connection therewith have been paid. SECTION 6.15 Notification. Promptly after learning thereof, the Company will notify the Administrative Agent (for further delivery to the Lenders in accordance with its customary practice) in writing of: (a) The occurrence of any Default or Event of Default, and if such Default or Event of Default is then continuing, will deliver to the Administrative Agent a certificate of the Company’s chief financial officer or other authorized officer setting forth the details thereof and the action which it is taking or proposes to take with respect thereto. (b) The occurrence of any of the following that could reasonably be expected to have a Material Adverse Effect: (i) the release of any Hazardous Substances on, under, about, from, or affecting any of the Properties, any adjacent property as a result of contamination, release or activity on the Properties, or any Collateral or (ii) any other condition threatened or asserted with respect to any such property arising under any Environmental Laws. (c) The details of any lien, litigation, administrative proceeding or judgment involving $35,000,000.00 or more individually or in the aggregate threatened (in writing), instituted or completed against any Credit Party, any Collateral, or any assets of any Credit Party. 68 130357028 154776592

(d) Any citation, order to show cause, or other legal process or order that has or could reasonably be expected to have a Material Adverse Effect, directing any Credit Party to become a party to or to appear at any proceeding or hearing by or before any Governmental Authority that has granted to it any Governmental Approval, and include with such notice a copy of any such citation, order to show cause, or other legal process or order. (e) Any (i) refusal, denial, threatened denial, or failure by any Governmental Authority to grant, issue, renew, or extend any material Governmental Approval; (ii) proposed or actual revocation, termination, or modification (whether favorable or adverse) of any material Governmental Approval by any Governmental Authority; (iii) dispute or other adverse action with regard to any material Governmental Approval by any Governmental Authority; (iv) notice from any Governmental Authority of the imposition of any material fines or penalties or forfeitures; or (v) written threats or written notice with respect to any of the foregoing or with respect to any proceeding or hearing that might result in any of the foregoing. (f) Any dispute concerning or any threatened nonrenewal or modification of any lease for real or personal property to which it is a party if such dispute or nonrenewal or modification could reasonably be expected to result in a Material Adverse Effect. (g) Any material change in the relationship between any Dealership and any vehicle manufacturer or distributor including, without limitation, the loss or cancellation, or threatened loss or cancellation, of a franchise, or any notice of the existence of a default under any Franchise Agreement or other Seller Agreement. (h) Any other event or circumstance which has or could reasonably be expected to have a Material Adverse Effect. (i) The receipt of any material notices (including notices of default or acceleration) received from any agent, lender, holder or trustee of, under or with respect to the Company Revolving Credit Agreement or any other agreement governing the Company Revolving Credit Facility (which shall include copies of such notices). (j) With respect to a Plan, (i) any failure to pay all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code or (ii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard. (k) The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in material liability. 69 130357028 154776592

SECTION 6.16 Further Assurances. From time to time, when requested by the Administrative Agent or any Lender, each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, duly execute and deliver or cause to be duly executed and delivered to the Administrative Agent such further instruments, agreements, and documents and do or cause to be done such further acts as the Administrative Agent or any Lender deems reasonably necessary to carry out more effectively the provisions and purpose of this Agreement and the other Loan Documents. Without limiting the foregoing, each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Administrative Agent, each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and reregister, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order: (a) to carry out more effectively the purposes of the Loan Documents and (b) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Administrative Agent the rights granted now or hereafter intended to be granted to the Administrative Agent or the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document or that any Credit Party may be or become bound to convey, mortgage or assign to the Administrative Agent in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to, furnish to the Administrative Agent evidence satisfactory to the Administrative Agent of every such recording, filing or registration. SECTION 6.17 Use of Proceeds. The Borrowers will not request any Loan, and will not use, and the Company and the Borrowers will ensure that their Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. The Credit Parties will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (b) in any manner that would, to any Credit Party’s knowledge, result in the violation of any Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). The Borrowers will use the proceeds of the Loans for working capital and other general corporate purposes (including, without limitation, repayment of Indebtedness) of the Company and its Subsidiaries. SECTION 6.18 Compliance with Beneficial Ownership Regulation. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to: (a) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that any Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, any Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (b) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. SECTION 6.19 Mortgaged Properties. Each Credit Party shall, and the Company shall cause each Subsidiary that is a Credit Party to: 70 130357028 154776592

(a) Ensure that each Mortgaged Property (other than Adjacent Property) includes at all times an operating original equipment manufacturer (OEM) franchised dealership subject to a temporary suspension of operations for no more than 90 days (or such longer period as may be approved by the Administrative Agent) due to the COVID-19 pandemic) for any such dealership; (b) At all times, comply in all material respects with the terms and provisions of the Leases of the Mortgaged Properties, and cause each Material Lease to be kept in full force and effect without termination, amendment or modification, except for (i) any modification or amendment of a Lease which is not materially adverse to the Credit Parties, the Administrative Agent or the Lenders or (ii) renewals or extensions (A) on terms not materially less favorable than those under the existing Lease of a Mortgaged Property, or (B) as otherwise approved by the Administrative Agent in writing; (c) Warrant and defend the title to each of the Mortgaged Properties against the claims of all Persons, subject only to Permitted Encumbrances, and warrant and defend the validity and priority of all Liens granted or otherwise given to the Administrative Agent, for the benefit of the Secured Parties, under the Loan Documents, against the claims of all Persons, subject only to Permitted Encumbrances; (d) In addition to and without limiting the generality of Section 6.10, (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants in all material respects with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws; (e) (i) Execute and/or deliver any and all further documents (including Real Estate Support Documents), financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Mortgages or the validity or priority of any such Lien, all at the expense of the Credit Parties, and (ii) upon the reasonable request of any Lender, interact directly with each Lender to assist such Lender in completing its flood insurance due diligence and flood insurance compliance and promptly provide, or cause to be provided, to such Lender all information reasonably and customarily required for the completion thereof; (f) Promptly after the occurrence thereof, notify the Administrative Agent of (i) if any Material Lease is entered into after the Closing Date with respect to any Mortgaged Property and concurrently therewith deliver to the Administrative Agent a copy of such Lease, (ii) any amendment or other modification of any Material Lease with respect to any Mortgaged Property and concurrently therewith deliver to the Administrative Agent a copy of such amendment or modification, (iii) any termination or expiration of any Material Lease with respect to any Mortgaged Property and (iv) any material adverse change in the relationship between the applicable Borrower and any lessee under any Material Lease with respect to any Mortgaged Property; and (g) Promptly after the assertion or occurrence thereof, notify the Administrative Agent of (i) any redesignation of any Mortgaged Property into or out of a special flood hazard area or (ii) any Credit Party’s receipt of notice of any action or proceeding against or of any noncompliance by any Credit Party with any Environmental Law that could reasonably be expected to have a Material Adverse Effect or 71 130357028 154776592 cause any Mortgaged Property (or portion thereof) to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law. SECTION 6.20 Post-Closing Action. Within ninety (90) days following the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), use commercially reasonable efforts to obtain and deliver to the Administrative Agent subordination, non-disturbance and attornment agreements from any tenant on any of the Mortgaged Properties that is not a Subsidiary, which shall be in form and substance reasonably satisfactory to the Administrative Agent. ARTICLE VII NEGATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash and the Commitments terminated, each Credit Party agrees to the following: SECTION 7.1 Mergers, Etc. (a) Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, wind up, liquidate, dissolve or reorganize, merge into or consolidate with any other Person, permit any other Person to merge into or consolidate with it, or convey, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions, including as a result of a division or by virtue of a sale and leaseback) all or any substantial part of its assets (except, with respect to sales of less than substantially all of its assets, for sales of inventory, chattel paper and equipment in the ordinary course of business) or all or any substantial part of the stock or other Equity Interests of Subsidiaries of the Company (in each case, whether now owned or hereafter acquired), or take any action to authorize winding up, dissolution, or liquidation, except that, if at the time thereof and after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary (other than a Borrower) may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any wholly-owned Subsidiary may merge into another wholly-owned Subsidiary; provided that in any merger involving a Borrower the surviving entity shall either be such Borrower or such surviving entity shall become a Borrower in accordance with Section 6.14; and provided further that in any merger involving a Subsidiary Guarantor, the surviving entity shall either by a Credit Party or such surviving entity shall become a Subsidiary Guarantor in accordance with Section 6.14, (iii) any wholly-owned Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary; provided that (i) if the seller/transferor is a Borrower, the purchaser/transferee shall be a Borrower, (ii) if the seller/transferor is a Credit Party, the purchaser/transferee shall be a Credit Party and (iii) if the seller/transferor is not a Credit Party and the purchaser/transferee is a Credit Party, such sale, transfer, lease or other disposition shall be for no more than fair market value, (iv) the Company or any wholly-owned Subsidiary may sell, transfer or otherwise dispose of a portion or all of the Equity Interests of any wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary and (v) the Company or any wholly-owned Subsidiary may engage in a transaction to convert its legal form of organization from one entity type to another entity type or change its jurisdiction of organization, so long as the Administrative Agent and the Lenders shall continue to have a perfected security interest in any transferred Collateral, subject to no Liens other than Permitted Encumbrances existing on the date of the transfer. (b) Notwithstanding the provisions of Section 7.1(a), the Company or any Subsidiary may sell (y) any Equity Interests in any Minority Dealer or any Dealership that as a result of such sale becomes a Minority Dealer (provided such Equity Interests are sold to a Minority Dealer Partner in such 72 130357028 154776592

Minority Dealer) and (z) all or any substantial part of the assets of, or all or any substantial part of its capital stock or Equity Interests in, any Dealership or other Subsidiary (or of any business unit or franchise of a Dealership or other Subsidiary) for not less than fair market value, if, in each case, (A)(i) after giving pro forma effectPro Forma Effect to such sale (and all other sales permitted under this Section 7.1(b)) as if it occurred on the last day of the fiscal quarter most recently ended prior to such sale, the Company shall be in compliance with the requirements of Section 7.16, (ii) if the sales price (excluding real property and vehicle inventory) for the assets or Equity Interests sold is greater than $20,000,000.00, the Company shall have delivered to the Administrative Agent a Compliance Certificate, each calculated on a pro forma basisPro Forma Basis after giving effect to such sale and (iii) no Default or Event of Default shall exist immediately prior to or upon giving effect to any such sale, or (B) Required Lenders have consented in writing to the sale and each Credit Party has complied with all terms and conditions of such consent. SECTION 7.2 Guaranties, Etc. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, enter into or permit to exist any Contingent Obligations, except (a) Contingent Obligations permitted by Section 7.10, (b) the Company may provide the Specified Company Guaranties, and (c) Contingent Obligations in respect of obligations other than Indebtedness; provided that, with respect to this clause (b), (i) the primary obligor of the underlying obligation (A) is the Company or a Subsidiary and (B) is not otherwise prohibited under this Agreement, any other Loan Document or the Company Revolving Credit Agreement from incurring such underlying obligation and (ii) the Contingent Obligation provided by such Credit Party is not otherwise prohibited by Section 7.6.[Reserved.] SECTION 7.3 Liens. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, grant or permit to exist a security interest in or Lien on its presently owned or hereafter acquired real or personal property except: (a) Liens in favor of the Administrative Agent for the benefit of the Secured Parties which secure the Obligations; (b) Liens for taxes, assessments or other government charges or levies not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (c) Liens imposed by law, such as mechanics’, materialmen’s, landlords’, warehousemen’s, and carriers’ Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established; (d) Liens under workers’ compensation, unemployment insurance, Social Security, or similar legislation (excluding, however, Liens arising under ERISA) which are not past due for more than sixty (60) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established; (e) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business which are not past due for more than 30 days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established; 73 130357028 154776592

(f) Judgment and other similar Liens arising in connection with court proceedings, in an aggregate amount not in excess of 3% of Tangible Net Worth as of the last day of the most recently ended fiscal quarter of the Company and its Subsidiaries; provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and the existence thereof does not constitute an Event of Default hereunder; (g) easements, rights-of-way, zoning restrictions, and other similar encumbrances in existence on the date of this Agreement or which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by any Credit Party of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; (h) Liens in existence on the Closing Date securing Indebtedness permitted by Section 7.10 hereof (if such Indebtedness is permitted to be secured), which are listed on Schedule 7.3; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution (provided that such deposit accounts are permitted); (j) Liens on property (excluding Collateral) acquired after the Closing Date which are in existence at the time such property is acquired, which were not incurred in contemplation of the acquisition, and which secure Indebtedness permitted by this Agreement; (k) Liens securing Indebtedness permitted pursuant to Section 7.10(f); and (l) Liens on the property of a Credit Party expressly permitted under the Company Revolving Credit Agreement (excluding Liens described in the foregoing clause (k)). Notwithstanding the foregoing, except for Liens in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Encumbrances, there shall not be any Liens on any Mortgaged Properties. SECTION 7.4 Restricted Payments. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party, to (a) declare or pay, or agree to declare or pay, or set aside funds for the payment, directly or indirectly of, any Restricted Payment, or (b) pay or agree to pay or set aside funds to pay any management fees or similar fees, in the case of the Company, to any direct or indirect Affiliate thereof, or in the case of any other Credit Party, to any direct or indirect owner of its Equity Interests or any direct or indirect Affiliate thereof, except (i) any Credit Party may make Restricted Payments to any other Credit Party and, (ii) the Company may reacquire shares from eligible participants in its stock incentive plans, as required under the terms of the plans to permit cashless exercise and tender of shares to meet withholding obligations for income tax purposes and (iii) any Subsidiary may make cash dividends or distributions to the holders of its Equity Interests that are not Credit Parties so long as, if any Credit Party is a holder of such Equity Interests, such Credit Party receives at least its pro rata share of such cash dividends or distributions. Notwithstanding the foregoing, and so long as, the time of declaration, payment, agreement to declare or pay or the setting aside of funds to pay such Restricted Payment, no Event of Default has occurred and is continuing or would exist after giving effect thereto, each Credit Party may declare, pay, agree to declare or pay, or set aside funds for payment of any Restricted Payments expressly permitted under the Company Revolving Credit Agreement, including without limitation the payment by the Company of dividends on its capital stock, and the repurchase by the Company of shares of its capital stock. SECTION 7.5 [Reserved.] 74 130357028 154776592

SECTION 7.6 Loans and Investments. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, (x) make or contract to make any loan or advance to any Person (other than short term trade advances in the ordinary course of business), or incur Contingent Obligations with respect to the obligations of any Person; or (y) purchase or otherwise acquire, any capital stock, obligations, or other securities of, make any capital contributions to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person (the matters described in clause (x) and (y) are collectively, “Investments”), except: (a) Investments by the Company in any Subsidiary or Affiliate or by any Subsidiary in any of its Subsidiaries or Affiliates, in each case, which exist as of the Closing Date; (b) In the ordinary course of business, Investments by the Company in any Subsidiary or by any Subsidiary in the Company, or by any Subsidiary in any other Subsidiary, by way of capital contributions, intercompany loans, advances or guaranties, to the extent permitted by this Agreement; (c) Contingent Obligations permitted by Section 7.2(b) or Section 7.10[Reserved]; (d) Cash Equivalent Investments; (e) Bank deposits in the ordinary course of business; (f) Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors or otherwise in settlement of claims arising in the ordinary course of business; (g) Investments listed on Schedule 7.6; (h) Extensions of credit to customers made in the ordinary course of business and in connection with the sale or lease of inventory in the ordinary course of business; and (i) the Credit Parties may make Investments to the extent expressly permitted under the Company Revolving Credit Agreement; provided that (x) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (y) each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, create or acquire, or make any Investment in any Subsidiary not organized under the laws of a State of the United States or a province or the federal laws of Canada. SECTION 7.7 Transactions with Affiliates. Other than (i) service agreements with DiMar Holdings, LLC and its subsidiaries and Minority Dealer Affiliates, (ii) any agreement, contract or transaction entered into in connection with the Shift Investments (as defined in the Company Revolving Credit Agreement) or any Specified Company Guaranty and (iii) transactions in the ordinary course of business consistent with past practices solely between or among Credit Parties and their Subsidiaries, each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, enter into any transaction with any Affiliate, except a Credit Party, including without limitation, the purchase, sale, or exchange of property or the rendering of any service, except upon fair and reasonable terms no less favorable to it than those that would prevail in a comparable arm’s length transaction with a Person not an Affiliate. For purposes of this Section 7.7, “Affiliate” means with respect to any Person (a) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, 75 130357028 154776592 guardian or other fiduciary, five percent (5%) or more of the stock or other ownership interests having ordinary voting power of such Person; (b) each Person that Controls, is Controlled by or is under common Control with such Person or any Affiliate of such Person; and (c) each of such Person’s executive officers, directors, joint venturers, members and general partners. SECTION 7.8 Type of Business. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, (a) engage in any line of business different from those lines of business conducted by the Company and its Subsidiaries on the date hereof, which shall be deemed to include motorcycle dealerships, or any business substantially related or incidental thereto or (b) except as a result of transactions permitted by Sections 7.1, interrupt or cease to engage in, for a time deemed material by the Administrative Agent, any material portion of its business activities or operations. SECTION 7.9 Structure. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, make any material change in its organizational structure or capital structure, or make any material modification in its Organizational Documents, in each case to the extent such change or modification impairs the enforceability of any Loan Documents, impairs the ability of any Credit Party to perform its obligations under any Loan Document or would otherwise reasonably be expected to result in a Material Adverse Effect. SECTION 7.10 Indebtedness. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, incur or permit to exist any Indebtedness to any Person except: (a) Indebtedness (including Contingent Obligations) incurred pursuant to this Agreement and the Loan Documents; (b) Short-term unsecured trade obligations incurred in the ordinary course of business which are outstanding not more than 90 days after the original date on which such trade obligations were created; (c) Indebtedness in respect of Hedge Agreements which are entered into in the ordinary course of business for risk management purposes and not for speculative purposes; (d) Indebtedness existing on the Closing Date and set forth on Schedule 7.10, solely to the extent that such Indebtedness is not increased and no additional collateral is provided for such Indebtedness; (e) Indebtedness appearing as a claims reserve (or similar term) on the balance sheet of the Company and its Subsidiaries, which represents amounts which have been received but which will be expended to pay warranty and service claims by customers of the Dealerships; (f) Indebtedness (including Contingent Obligations) of a Credit Party incurred pursuant to the Company Revolving Credit Agreement and any refinancings, refundings, renewals or extensions thereof; provided that the aggregate amount of all such Indebtedness allocated to the revolving credit facility portion thereof (i.e. the portion that does not constitute floor plan financing or service loaner financing) shall not exceed the greatergreatest of (i) 18.7520.00% of the aggregate amount of all Indebtedness permitted pursuant to this clause (f), (ii) $850,000,000 and (iiiii) $525,000,000any other amount consented to by the Required Lenders; and provided, still further, that the terms relating to amortization, maturity and subordination (if any), and other material terms taken as a whole (other than principal amount, which is addressed in the previous proviso, and other than collateral; it being understood that such refinancing, refunding, renewing or extending may be secured by all assets other than Collateral), of any such refinancing, refunding, renewing or extending Indebtedness, and of any 76 130357028 154776592 agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Credit Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate unless, in each case with respect to the terms (including the interest rate) described in this proviso, the Required Lenders have consented thereto; and (g) Indebtedness (including Contingent Obligations but excluding the Indebtedness described in the foregoing clause (f)) of a Credit Party expressly permitted under the Company Revolving Credit Agreement. SECTION 7.11 Margin Stock; Speculation. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, use any part of the proceeds of any Loan, either directly or indirectly, for the purpose, whether immediate, incidental, or ultimate, of purchasing or carrying any margin stock (within the meaning of Regulation T, U or X of the FRB) or extending credit to others for the purpose of purchasing or carrying any margin stock or for any purpose which violates any applicable provision of any regulation of the FRB (including the provisions of Regulation T, U or X of the FRB). No Credit Party shall be engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or conveying any margin stock. No part of the proceeds of any Loan will be used for speculative investment purposes, including without limitation speculating or hedging in the commodities and/or futures market. SECTION 7.12 Restrictive Agreements. Except for the provisions of this Agreement and the other Loan Documents, for Permitted Restrictions or as could not reasonably be expected to have a Material Adverse Effect, each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, (a) enter into or permit to exist any arrangement, contract, or agreement which directly or indirectly prohibits any Credit Party from or imposes any restrictions on creating, assuming or incurring any Lien upon all or any portion of its properties, revenues or assets whether now owned or hereafter acquired, to secure the Obligations or to secure any renewals, refundings, replacements, refinancings or restructurings of the Obligations in an aggregate outstanding principal amount or aggregate committed amount that is less than or equal to the aggregate Commitments as of the date of such arrangement, contract, or agreement, (b) enter into or permit to exist any agreement, contract or arrangement restricting the ability of any Credit Party from paying or making dividends or distributions in cash or kind to the Company or any other Credit Party, from making loans, advances or other payments of whatsoever nature to the Company or any other Credit Party, from making transfers or distributions of all or any part of its assets to the Company or any other Credit Party, or from borrowing money from the Company or any other Credit Party, (c) enter into or permit to exist any agreement, contract or arrangement which directly or indirectly prohibits any Credit Party from guarantying, or imposes restrictions on the ability of any Credit Party to guaranty, the Obligations, or (d) enter into or permit to exist any agreement or arrangement which would be violated by the extensions of credit contemplated hereunder or the performance by any Credit Party of its obligations under the Loan Documents. SECTION 7.13 Acquisitions. Except as otherwise permitted by Section 7.6 and except for acquisitions of real estate, each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to, acquire Control of any Person or acquire all or substantially all of the assets of any Person or of any business unit or line of business of any Person (an “Acquisition”) except, so long as no Event of Default has occurred and is continuing or would result therefrom, for Acquisitions by a Credit Party that are expressly permitted by the Company Revolving Credit Agreement. 77 130357028 154776592

SECTION 7.14 Accounting Changes; Fiscal Year. Each Credit Party shall not, and the Company shall not permit any Subsidiary to, make any change in accounting treatment or reporting practices, except as permitted by GAAP, or change its Fiscal Year. SECTION 7.15 [Reserved.] SECTION 7.16 Financial Covenants. (a) Current Ratio. As of the last day of any fiscal quarter, the Company shall not permit the Current Ratio to be less than 1.10 to 1.00.[Reserved.] (b) Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, the Company shall not permit the Fixed Charge Coverage Ratio to be less than 1.20 to 1.00. (c) Leverage Ratio. As of the last day of any fiscal quarter, the Company shall not permit the Leverage Ratio to be greater than 5.75 to 1.00. SECTION 7.17 Mortgaged Properties. Each Credit Party shall not, and the Company shall not permit any Subsidiary that is a Credit Party to: (a) Permit any Person to occupy, lease or sublease any portion of any Mortgaged Property except (i) pursuant to a Lease that is not a Material Lease or (ii) pursuant to a Lease of a Mortgaged Property (or any portion thereof) to a Wholly-Owned Domestic Subsidiary that has (A) executed and delivered to the Administrative Agent a lease subordination agreement in form and substance satisfactory to the Administrative Agent and (B) become a Subsidiary Guarantor and otherwise provided all of the documents and taken all of the actions pursuant to Section 6.14; (b) Permit any alterations to any Mortgaged Property that are reasonably likely to cause a Material Adverse Effect, negatively and materially impact the core operations of such Mortgaged Property or negatively and materially impact the value or marketability of any Mortgaged Property, without the Administrative Agent’s prior written approval; (c) Initiate or voluntarily agree to any zoning change of any Mortgaged Property or allow any change in the stated use of any Mortgaged Property from that disclosed to the Administrative Agent prior to the date such Mortgaged Property became subject to a Mortgage that is reasonably likely to negatively and materially impact the core operations of such Mortgaged Property or negatively and materially impact the value or marketability of any Mortgaged Property, in either case without the Administrative Agent’s prior written approval; (d) Dispose of any Mortgaged Property other than the sale of any Mortgaged Property for business purposes (as determined by the Company) for no less than fair market value; provided that (i) 100% of the consideration paid in respect of any such sale shall be cash and (ii) no sale of any Mortgaged Property shall result in a violation of Section 2.6(c)(iii); and (e) Create, incur, assume or suffer to exist any Lien upon any of the Mortgaged Properties, whether now owned or hereafter acquired, other than (i) Permitted Encumbrances and (ii) with respect to the property located at 3696 William Penn Parkway, Monroeville, Pennsylvania, the purchase option and a right of first refusal to purchase or lease the applicable property held by Ford Leasing Development Company pursuant to special warranty deed recorded August 23, 2005, as Instrument 2005-28369 of the Allegheny County, Pennsylvania Deed Registry. 78 130357028 154776592

Notwithstanding anything to the contrary in this Article VII, any provision hereof that permits an activity of any Credit Party to the extent permitted under the Company Revolving Credit Agreement shall not be construed to permit such activity hereunder if such Credit Party’s ability to do such activity under the Company Revolving Credit Agreement requires the consent of the Administrative Agent (as defined in the Company Revolving Credit Agreement), the Required Lenders (as defined in the Company Revolving Credit Agreement) and/or any other percentage of Lenders (as defined in the Company Revolving Credit Agreement)) unless consented to in writing by the Administrative Agent, the Required Lenders and/or such other percentage of Lenders, as the case may be, hereunder. ARTICLE VIII DEFAULT AND REMEDIES SECTION 8.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment. Any Credit Party shall fail to pay (i) when due, any principal owing under this Agreement or any other Loan Document, (ii) within five (5) days after it is due, any interest or fee payable under this Agreement or any other Loan Document or (iii) when due and uncured within five (5) days after notice from the Administrative Agent that such amount remains unpaid, any other amount payable under this Agreement or any other Loan Document. (b) Default in Performance of Covenants. Any default under or any failure of any Credit Party to perform or comply with any term, condition, covenant or obligation (i) set forth in Section 6.1, 6.11 or Article VII or (ii) set forth in any provision of this Agreement (except an Event of Default specified in Section 8.1(a), 8.1(b)(i) or elsewhere in this Section 8.1), any other Loan Document or any other Agreement between the Administrative Agent or any Lender and any Credit Party, and such default or failure is not cured within 30 days after the earlier of the date any Credit Party knows thereof or the date on which the Administrative Agent gives written notice thereof to the Company (provided, however, that such cure period is available only if the applicable default or failure is reasonably capable of being cured). (c) Indebtedness Cross-Default. Any Credit Party defaults in the payment or performance of any provision of (i) the Company Revolving Credit Agreement (or any other agreement governing the Company Revolving Credit Facility) or any agreement related thereto or (ii) any agreement relating to any other Indebtedness of such Credit Party (except as described in Section 8.1(n)) in an aggregate amount outstanding for such Indebtedness for all Credit Parties that, together with amounts described in Section 8.1(n), is in excess of $35,000,00050,000,000 (other than Indebtedness owing under the Loan Documents), and in each case, the period of grace, if any, to cure such default shall have passed, and the default constitutes (A) nonpayment or (B) any event or condition, the effect of which is to cause or permit the holder of such Indebtedness to cause such Indebtedness to become due prior to its maturity date. (d) Security Documents. (i) Any default occurs under, or any Credit Party fails to pay, perform or comply with any material terms, conditions or obligations in, any Security Document or (ii) other than in accordance with the terms of the Loan Documents, any Lien created or purported to be created by any Security Document shall cease to be, or shall be asserted by any Person not to be, a valid, perfected Lien with a first priority that is subject only to Permitted Encumbrances, and in each case, such default or failure is not cured within ten (10) days after the earlier of the date any Credit Party knows thereof or the date on which the Administrative Agent gives written notice thereof to the Company. (e) Guaranty Agreements and other Loan Documents. (i) Other than in accordance with the terms of the Loan Documents, any Guaranty Agreement or any other Loan Document ceases to be, or 79 130357028 154776592 shall be asserted by any Credit Party not to be, in full force and effect, or (ii) any Guarantor shall attempt to revoke, repudiate, or limit the Guaranty Agreement to which it is a party. (f) Misrepresentation. Any warranty, representation, statement, or information made or furnished to the Administrative Agent or any Lender by or on behalf of any Credit Party proves to have been false or misleading in any material respect when made, furnished, or certified, or when deemed made, furnished, or certified. (g) Loss of Property, Etc. Custody or control of any substantial part of the property of any Credit Party is assumed by any Governmental Authority or any Governmental Authority takes any final action, the effect of which would be a Material Adverse Effect. (h) Bankruptcy Proceeding, Etc. (i) Any Credit Party shall commence any case, proceeding, or other action (A) under any Debtor Relief Law, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or any Credit Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party any case, proceeding, or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed, or unbonded for a period of 30 days; or (iii) there shall be commenced against any Credit Party any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, or bonded pending appeal within 30 days from the entry thereof; or (iv) any Credit Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clauses (i), (ii), or (iii) above; or (v) any Credit Party shall admit in writing its inability to pay its debts as they become due or shall, within the meaning of the United States Bankruptcy Code (11 U.S.C. §101 et seq.), generally not pay its debts as they become due; or (vi) any Credit Party is not Solvent. (i) Dissolution, Liquidation, Etc. Except as permitted by Section 7.1, (i) any Credit Party which is a corporation, partnership, limited liability company or other type of entity is dissolved or liquidated or takes any action to authorize a dissolution or liquidation; or (ii) any Credit Party which is a trust (or trustee acting with respect to property held in trust) is revoked, amended or terminated. (j) Governmental Actions. Any refusal or failure by any Governmental Authority to issue, renew, or extend any material lease or Governmental Approval with respect to the operation of the business of any Credit Party or its Subsidiaries, or any denial, forfeiture or revocation by any Governmental Authority of any Governmental Approval, that could reasonably be expected to have a Material Adverse Effect. (k) Judgments. One or more judgments, writs of attachment, or similar process, in an aggregate amount in excess of $35,000,00050,000,000 (in excess of insurance coverage) shall be entered or filed against any Credit Party or any property of any Credit Party and remains unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or more. (l) ERISA. (i) With respect to a Plan, a Credit Party or an ERISA Affiliate is subject to a lien in excess of $35,000,00050,000,000, pursuant to Section 430(k) of the Code or Section 302(c) or ERISA or Title IV or ERISA, or (ii) an ERISA Event shall have occurred that, in the opinion of the 80 130357028 154776592

Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect. (m) Change in Control. There is any Change in Control. (n) Hedge Agreements. (i) Any default occurs under or any Credit Party fails to pay, perform or comply with the terms of any Hedge Agreement or (ii) there occurs under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (A) any event of default under such Hedge Agreement as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Hedge Agreement) or (B) any Termination Event (as so defined) under such Hedge Agreement as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Hedge Termination Value owing by the Credit Parties under all such Hedge Agreements as a result thereof, together with all defaulted Indebtedness of the Credit Parties described in Section 8.1(c), is greater than $35,000,00050,000,000. SECTION 8.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall: (a) Acceleration; Termination of Credit Facility. Terminate the Commitments and declare the principal of and interest on the Loans at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of any Borrower to request borrowings; provided, that upon the occurrence of an Event of Default specified in Section 8.1(h), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. SECTION 8.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Default or Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Default or Event of Default. 81 130357028 154776592

(b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.2 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any Lender from exercising setoff rights in accordance with Section 10.4 (subject to the terms of Section 3.6), or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.2 and (ii) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso and subject to Section 3.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 8.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 8.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Obligations and all net proceeds from the enforcement of the Obligations shall, subject to the provisions of Section 3.13, be applied by the Administrative Agent as follows: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees (other than Commitment Fees payable to the Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Commitment Fees payable to the Lenders and interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Company or as otherwise required by Applicable Law. SECTION 8.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Credit Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other 82 130357028 154776592 documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 3.3 and 10.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3 and 10.3. SECTION 8.6 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the other Secured Parties, shall have the right, exercisable at the direction of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.2. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE IX THE ADMINISTRATIVE AGENT SECTION 9.1 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative 83 130357028 154776592

Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Company nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article IX for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles IX and X (including Section 10.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. SECTION 9.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 9.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or 84 130357028 154776592

Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.2 and Section 8.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by the Company or a Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 9.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Credit Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 9.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities 85 130357028 154776592 as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 9.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Company and such Person, remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Credit Parties to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Credit Parties and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal. 86 130357028 154776592

SECTION 9.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 9.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. SECTION 9.9 Collateral and Guaranty Matters. (a) Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Commitment and payment in full of all Obligations (other than contingent indemnification obligations not then due), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Credit Party permitted under the Loan Documents, as certified by the Company, (C) in connection with any Mortgaged Property Release pursuant to and in accordance with Section 2.6(c)(i) and (iii) or (D) if approved, authorized or ratified in writing in accordance with Section 10.2; and (ii) to release any Borrower or any Subsidiary Guarantor from its obligations under the Loan Documents to which it is a party in accordance with Section 2.7(f). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Borrower or Subsidiary Guarantor from its obligations under the Loan Documents to which it is a party pursuant to this Section 9.9. In each case as specified in this Section 9.9, the Administrative Agent will, at the Credit Parties’ expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents, or to release such Borrower or Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement, in each case in accordance with the terms of the Loan Documents and this Section 9.9 as certified by the Company. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 87 130357028 154776592

ARTICLE X MISCELLANEOUS SECTION 10.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: If to the Company or any of the Borrowers: Lithia Motors, Inc. 150 North Bartlett Street Medford, Oregon 97501 Attention of: Tina Miller, Chief Financial Officer Telephone No.: (541) 618-5724 E-mail: tina_miller@lithia.com With a copy to: Stoel Rives LLP 760 SW Ninth Avenue, Suite 3000 Portland, Oregon 97030 Attention of: Brant J. Norquist, Esq. Telephone No.: (503) 294-9143 Facsimile No.: (503) 220-2480 E-mail: brant.norquist@stoel.com If to Wells Fargo, as Administrative Agent: Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2706 Facsimile No.: (844) 879-5899 E-mail: AgencyServices.Requests@WellsFargo.com With copies to: Wells Fargo Bank, National Association MAC D4004-03D 401 N Research Parkway, Floor 03, Winston Salem, NC 27101 Attention of: WF Auto Collateral Management E-mail: CLSDocumentation@wellsfargo.com 88 130357028 154776592

If to any Lender: To the address of such Lender set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or any Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Company and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed. (d) Change of Address, Etc. Each of the Company, the Borrowers or the Administrative Agent may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Company and the Administrative Agent and each Lender. (e) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Lenders by posting the Borrower Materials on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the 89 130357028 154776592

adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). (f) Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States Federal or state securities Applicable Laws. SECTION 10.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Company; provided, that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.2) or increase the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitment hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clauses (ii) and (iv) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that (i) only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 3.1(b) during the continuance of an Event of Default and (ii) only the consent of the Required Lenders shall be necessary to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; 90 130357028 154776592

(d) change Section 3.6 or Section 8.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby; (f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 7.1), in each case, without the written consent of each Lender; (g) increase the percentages specified in the definition of “Applicable Advance Rate”, without the written consent of each Lender; (h) release (i) the Company, (ii) all of the Subsidiary Guarantors or (iii) Subsidiary Guarantors comprising substantially all of the credit support for the Obligations, in any case, from the Guaranty Agreement to which such Person is a party (other than as authorized in Section 9.9), without the written consent of each Lender; or (i) release all or substantially all of the Collateral or release any Security Document which would have the effect of releasing all or substantially all of the Collateral (other than as authorized in Section 9.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 10.25 hereof; (ii) the Engagement Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) the Administrative Agent and the Company shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Company shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (iv) the Administrative Agent (and, if applicable, the Company) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.8(c) in accordance with the terms of Section 3.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Company and the Administrative Agent), to amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a 91 130357028 154776592 party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents. Notwithstanding anything to the contrary herein, all amendments and waivers of, and consents with respect to, this Agreement or any other Loan Document shall be subject to Section 10.24. SECTION 10.3 Expenses; Indemnity. (a) Costs and Expenses. Each Credit Party, jointly and severally, shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out of pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made. (b) Indemnification by the Borrowers. Each Credit Party, jointly and severally, shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including any Environmental Claims), penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Borrower or any other Credit Party), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of any Hazardous Substance on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) result from a dispute solely among Indemnitees (other than any claims against any Indemnitee in its 92 130357028 154776592 capacity as the Administrative Agent or an Arranger or any similar role under the Loan Documents) and not arising out of any act or omission of the Company or any of its Subsidiaries or Affiliates. This Section 10.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Credit Parties for any reason fail to indefeasibly pay any amount required under Section 10.3(a) or (b) to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 3.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each Credit Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from such Indemnitee’s gross negligence or willful misconduct. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 10.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Credit Party against any and all of the obligations of such Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or any of their respective Affiliates, irrespective of whether or not such Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall 93 130357028 154776592 exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.13 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender or any of its Affiliates as to which such right of setoff was exercised. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 10.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Each Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. 94 130357028 154776592

SECTION 10.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 10.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender severally agrees to pay to the Administrative Agent upon demand its (or its applicable Affiliate’s) applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent. SECTION 10.8 Injunctive Relief. Each Credit Party recognizes that, in the event any Credit Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Credit Party agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 10.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its 95 130357028 154776592

Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Company shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Company prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and provided, further, that the Company’s consent shall not be required during the primary syndication of the Credit Facility; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for any assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (which, notwithstanding anything in Section 10.3 to the contrary, shall not be payable by any Credit Party); provided that (A) only one such 96 130357028 154776592 fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of its Subsidiaries or Affiliates, (B) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (C) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.8, 3.9, 3.10, 3.11 and 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or the Company or any of the Company’s Subsidiaries or Affiliates, which shall be null and void). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina, a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the 97 130357028 154776592

Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company, any Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Credit Party or the Administrative Agent sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person), or the Company or any of the Company’s Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Credit Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.2(b), (c) or (d) that directly and adversely affects such Participant. Each Credit Party agrees that each Participant shall be entitled to the benefits of Sections 3.9, 3.10 and 3.11 (subject to the requirements and limitations therein, including the requirements under Section 3.11(g) (it being understood that the documentation required under Section 3.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.10 or 3.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 3.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 3.6 and Section 10.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of 98 130357028 154776592 this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender. SECTION 10.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to the Company or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Company, in advance, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document, or any action or proceeding relating to this Agreement or any other Loan Document, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement and, in each case, their respective financing sources, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (iii) an investor or prospective investor in an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such Approved Fund, (iv) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) a nationally recognized rating agency that requires access to information regarding the Company and its Subsidiaries, the Loans and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the 99 130357028 154776592

Credit Facility, (h) with the consent of the Company, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to any Credit Party, (k) to the extent that such information is independently developed by such Person, (l) to the extent required by an insurance company in connection with providing insurance coverage or providing reimbursement pursuant to this Agreement or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 10.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 10.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied (other than contingent indemnification obligations not then due), any of the Commitments remain in effect or the Credit Facility has not been terminated. SECTION 10.13 Survival. (a) All representations and warranties set forth in Article V and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article X and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. SECTION 10.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. 100 130357028 154776592

SECTION 10.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 10.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 10.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full in cash and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 10.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. SECTION 10.19 Independent Effect of Covenants. Each Credit Party expressly acknowledges and agrees that each covenant contained in Articles VI or VII hereof shall be given independent effect. Accordingly, no Credit Party shall engage in any transaction or other act otherwise permitted under any covenant contained in Articles VI or VII, if before or after giving effect to such transaction or act, such Credit Party shall or would be in breach of any other covenant contained in Articles VI or VII. 101 130357028 154776592

SECTION 10.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Credit Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and each Credit Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Credit Party or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising any Credit Party or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to any Credit Party or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Credit Parties and their respective Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, each Arranger and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Company, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facility) and without any duty to account therefor to any other Lender, any other Arranger, any Credit Party or any Affiliate of the foregoing. Each Lender, each Arranger and any Affiliate thereof may accept fees and other consideration from any Credit Party or any Affiliate thereof for services in connection with this Agreement, the Credit Facility or otherwise without having to account for the same to any other Lender, any other Arranger, any Credit Party or any Affiliate of the foregoing. SECTION 10.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on the Company or any of its Subsidiaries or further restricts the rights of the Company or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. SECTION 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement 102 130357028 154776592 or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 10.23 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and 103 130357028 154776592

(D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 10.24 Flood Insurance Matters. The parties hereto acknowledge and agree that any increase, extension, or renewal of any of the Loans or Commitments (excluding (a) any continuation or conversion of borrowings or (b) the making of any Loans) shall be subject to (and conditioned upon): (i) the prior delivery of all flood zone determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to each of the Mortgaged Properties reasonably sufficient to evidence compliance with Flood Insurance Laws and as otherwise reasonably required by the Administrative Agent and each Lender (including, (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “ special flood hazard area”, (A) a notification to the Borrowers of that fact and (if applicable) notification to the Borrowers that flood insurance coverage is not available and (B) evidence of the receipt by the Borrowers of such notice; and (iii) if required by Flood Insurance Laws, evidence of required flood insurance) and (ii) the earlier to occur of (A) the date that occurs forty-five (45) days after the Administrative Agent has delivered the documentation set forth in clause (i) of this Section to the Lenders (which may be delivered electronically) and (B) the Administrative Agent’s receipt of written confirmation from each of the Lenders that flood insurance due diligence and flood insurance compliance has been completed by such Lender (such written confirmation not to be unreasonably withheld, conditioned or delayed). Notwithstanding the anything to the contrary contained in this Agreement, the Administrative Agent shall not enter into any additional Mortgages (including in respect of Substitution Properties) after the date hereof until the earlier of (1) the date that occurs forty-five (45) days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “ special flood hazard area”, (A) a notification to the Borrowers of that fact and (if applicable) notification to the Borrowers that flood insurance coverage is not available and (B) evidence of the receipt by the Borrowers of such notice; and (iii) if required by Flood Insurance Laws, evidence of required flood insurance and (2) the Administrative Agent’s receipt of written confirmation from each Lender that flood insurance due diligence and flood insurance compliance has been satisfactorily completed by such Lender (such written confirmation not to be unreasonably conditioned, withheld or delayed). Additionally, each Credit Party shall, upon the reasonable request of any Lender, interact directly with such Lender to assist such Lender in completing its flood insurance due diligence and flood insurance compliance and promptly provide, or cause to be provided, to such Lender all information reasonably and customarily required for the completion thereof. 104 130357028 154776592

SECTION 10.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.25, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages to follow] 105 130357028 154776592